UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ESPERION THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 16, 2026
To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Esperion Therapeutics, Inc. on Thursday, May 28, 2026, at 8:00 a.m. Eastern Time (the "Annual Meeting") to be held as a virtual meeting, which you may attend online via live webcast, vote your shares electronically and submit your questions by visiting www.virtualshareholdermeeting.com/ESPR2026.

The accompanying Notice of 2026 Annual Meeting of Stockholders (the "Notice") and the Proxy Statement for the Annual Meeting (the "Proxy Statement") contain details of the business to be conducted at the Annual Meeting and information you should consider when you vote your shares.
At the Annual Meeting, the agenda includes (1) the election of two Class I director nominees to our board of directors, (2) the approval, by non-binding advisory vote, of the compensation of our named executive officers, (3) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, (4) the approval of an amendment to the Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan, as amended (the "2022 Plan"), to increase the aggregate number of shares of common stock authorized for issuance under the 2022 Plan by 7,000,000 shares (the “2022 Plan Amendment”) and (5) the transaction of any other business that may properly come before the Annual Meeting (including any adjournments and postponements thereof). Our Board of Directors unanimously recommends that you vote FOR the election of each director nominee, FOR the advisory resolution approving the compensation of our named executive officers, FOR the ratification of the appointment of Ernst & Young LLP, and FOR the 2022 Plan Amendment.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote by submitting your proxy via the Internet at the address listed on the proxy card, by telephone as described in the instructions included in the proxy card, or by completing, signing, dating, and returning the enclosed proxy card in the enclosed prepaid envelope. If you decide to attend the Annual Meeting online, you will be able to vote virtually during the Annual Meeting, even if you have previously submitted your proxy.

On behalf of our Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Esperion Therapeutics, Inc. I look forward to speaking with as many of our stockholders as possible at the Annual Meeting.

Sincerely,

Sheldon L. Koenig President and Chief Executive Officer

Esperion Therapeutics, Inc.
3891 Ranchero Drive, Suite 150
Ann Arbor, MI 48108
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TIME:	8:00 a.m., Eastern Time, on Thursday, May 28, 2026
PLACE:
Virtually at www.virtualshareholdermeeting.com/ESPR2026, where you can attend the 2026 Annual Meeting of Stockholders (the "Annual Meeting") online, vote your shares electronically and submit your questions during the meeting.

PURPOSES:
•To elect two Class I director nominees to our Board of Directors, J. Martin Carroll and Sheldon L. Koenig, each to hold office until the Company's 2029 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal;

•To approve, on a non-binding advisory basis, the compensation of our named executive officers;

•To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

•To approve an amendment to the Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan, as amended (the “2022 Plan”), to increase the aggregate number of shares of common stock authorized for issuance under the 2022 Plan by 7,000,000 shares; and

•To transact any other business that may properly come before the Annual Meeting (including adjournments and postponements thereof).

RECORD DATE:
Stockholders of record at the close of business on March 31, 2026, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof.

VOTING BY PROXY:
If you cannot attend the Annual Meeting, you may vote your shares via the Internet or by telephone by following the instructions on your proxy card and on www.proxyvote.com, or by completing, signing, and returning the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in your Notice of Internet Availability of Proxy Materials, your proxy card and in this Proxy Statement. If you attend the Annual Meeting online, you may vote directly even if you have previously voted via the Internet, by telephone or by returning your proxy card.

By Order of the Board of Directors,

Benjamin O. Looker Corporate Secretary Ann Arbor, Michigan April 16, 2026

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2026

This proxy statement (this “Proxy Statement”) contains information about the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Esperion Therapeutics, Inc., which will be held on May 28, 2026 at 8:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting, which will be conducted via live webcast at www.virtualshareholdermeeting.com/ESPR2026. In this Proxy Statement, the terms "Esperion," “Esperion Therapeutics,” "the company," "we," "us," "our," and similar designations refer to Esperion Therapeutics, Inc. The mailing address of our principal executive offices is Esperion Therapeutics, Inc., 3891 Ranchero Drive, Suite 150, Ann Arbor, MI 48108.

Please see the “General Information” section of this Proxy Statement for more details regarding the logistics of the Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. There is no physical location for the Annual Meeting. You will not be able to attend the Annual Meeting in person.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors (our “Board”) with respect to each of the matters set forth in this Proxy Statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.

We are furnishing proxy materials to our stockholders primarily via the Internet. On or about April 16, 2026, we mailed to our stockholders a Notice of Internet Availability (the “Notice of Internet Availability”) containing instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2025 (the "2025 Annual Report"). This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact of our annual meeting and lowering the costs of printing and distributing our proxy materials. The Notice of Internet Availability also instructs you on how to submit your proxy or voting instructions through the Internet or to request a paper copy of our proxy materials, including a proxy card and, for shares held in “street name” (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, that includes instructions on how to submit your proxy or voting instructions by mail or telephone. Other stockholders, in accordance with their prior requests, have received e-mail access to our proxy materials and instructions to submit their vote via the Internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form.

A copy of this Proxy Statement and our 2025 Annual Report will also be available on the Internet at https://www.esperion.com/investor-relations/financial-information. Please note that, while our proxy materials are available at the website referenced in the Notice of Internet Availability and this Proxy Statement and our 2025 Annual Report are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this Proxy Statement.

Internet distribution of our proxy materials is designed to expedite receipt by stockholders, lower the cost of the Annual Meeting, and conserve natural resources. However, if you would prefer to receive printed copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.
This Proxy Statement and the 2025 Annual Report are available for viewing, printing and downloading at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”), except for the exhibits, will be furnished free of charge to any stockholder upon written request to Esperion Therapeutics, Inc., 3891 Ranchero Drive, Suite 150, Ann Arbor, MI 48108, Attention: Corporate Secretary. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are also available on the SEC’s website at www.sec.gov.

We are a “smaller reporting company,” as defined by Rule 12b-2 of the Exchange Act of 1934, as amended (the “Exchange Act”). As a smaller reporting company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies. For so long as we remain a smaller reporting company, we are permitted and intend to rely on exemptions from certain disclosure and other requirements that are applicable to other public companies that are not applicable to a smaller reporting company. We have taken advantage of certain reduced reporting obligations in this Proxy Statement.

ATTENDING THE ANNUAL MEETING
Attending and participating via the Internet:
The Annual Meeting will be held in a virtual meeting format only. Any stockholder as of the record date can attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/ESPR2026. The live webcast starts at 8:00 a.m. Eastern Time on May 28, 2026. Instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ESPR2026.

If you wish to submit a question, on the day of the Annual Meeting, beginning at 7:45 a.m. Eastern Time on Thursday, May 28, 2026, you may log into the virtual meeting platform via the Internet at www.virtualshareholdermeeting.com/ESPR2026, and follow the instructions there. Only stockholders will be able to submit a question. Stockholders will be able to submit questions upon logging into the virtual platform 15 minutes prior to the start of the Annual Meeting. The question portal will close after the preliminary results of the voting are reported. In order to provide an opportunity to as many stockholders as possible who wish to ask a question, each stockholder will be limited to one question. We will endeavor to answer as many questions submitted by stockholders as time permits. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Responses to questions relevant to meeting matters that we do not have time to respond to during the Annual Meeting will be posted to our website following the Annual Meeting. Questions regarding topics that are not pertinent to meeting matters or company business will not be answered.

Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct, which will address the ability of stockholders to ask questions during the meeting and include rules for how questions will be recognized and addressed. Please review the Annual Meeting’s Rules of Conduct for further details. The Annual Meeting’s Rules of Conduct are available at www.proxyvote.com and will be available during the Annual Meeting at www.virtualshareholdermeeting.com/ESPR2026.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page.
Anyone can view the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/ESPR2026.

Webcast replay of the Annual Meeting will be available until May 27, 2027.

QUESTIONS

For questions regarding	Contact

• Annual Meeting	Esperion Investor Relations:
• Stock Ownership	734-887-3903
• Voting

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 28, 2026

GENERAL INFORMATION
Our Board solicits your proxy on our behalf for the Annual Meeting and at any postponement or adjournment of the Annual Meeting for the purposes set forth in this Proxy Statement and the accompanying Notice of 2026 Annual Meeting of Stockholders (the "Notice"). The Annual Meeting will be held at 8:00 a.m. Eastern Time on May 28, 2026, virtually via live webcast at www.virtualshareholdermeeting.com/ESPR2026. This Proxy Statement and our 2025 Annual Report are scheduled to be sent or made available to our stockholders on or about April 16, 2026.

Record Date	March 31, 2026.
Quorum
A majority of the shares of all issued and outstanding stock entitled to vote on the record date must be present in person or represented by proxy to constitute a quorum. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Shares Outstanding
There were 257,404,876 shares of our common stock, par value $0.001 per share, outstanding as of March 31, 2026, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder.

Voting	There are four ways a stockholder of record can vote:
(1)
By Internet (before the Annual Meeting): You may vote over the Internet at www.proxyvote.com by following the instructions provided in the Notice of Internet Availability or, if you receive your proxy materials by U.S. mail, by following the instructions on the proxy card.

(2) By Telephone: You may vote by telephone using a touch-tone telephone by calling 1-800-690-6903 (toll-free from the U.S., U.S. territories and Canada) by following the instructions on the proxy card.

(3)	By Mail: If you receive your proxy materials by U.S. mail, you may complete, sign and return the accompanying proxy card in the postage-paid envelope provided.
(4)
Directly at the Annual Meeting: If you are a stockholder of record as of the record date, you may vote directly at the meeting by visiting www.virtualshareholdermeeting.com/ESPR2026 and using your unique control number that was included in the Notice of Internet Availability you received in the mail. Submitting a proxy prior to the Annual Meeting will not prevent stockholders from attending the Annual Meeting, revoking their earlier-submitted proxy, and voting directly at the Annual Meeting. Voting directly at the Annual Meeting will revoke and replace any previous proxies or voting instructions submitted.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m. Eastern Time on May 27, 2026. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting. If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your bank, broker or other nominee, you should have received a voting instruction form with these proxy materials from your bank, broker or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that firm. If you hold your shares in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

Revoking Your Proxy
Stockholders of record may revoke their proxies by attending the Annual Meeting and voting directly at the meeting, by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with our Secretary before the vote is counted or by voting again using the telephone or Internet before the cutoff time (your latest telephone or Internet proxy is the one that will be counted). If you hold shares through a bank, broker or other nominee, you may revoke any prior voting instructions by contacting that firm.

Votes Required to Adopt Proposals	Each share of our common stock outstanding on the record date is entitled to one vote on any proposal presented at the Annual Meeting:

For Proposal One, the election of directors, the two nominees receiving a plurality of votes properly cast on the proposal, meaning that the two nominees receiving the highest number of affirmative votes properly cast, will be elected as directors. You may vote for all the director nominees, withhold authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes are not considered votes cast and will also have no effect on the election of the nominees.

For Proposal Two, the affirmative vote of a majority of votes properly cast on the proposal is required for the approval of the non-binding advisory resolution to approve the compensation of our named executive officers. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on Proposal Two.

For Proposal Three, the affirmative vote of a majority of the votes properly cast on the proposal is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on Proposal Three.

For Proposal Four, the affirmative vote of a majority of the votes properly cast on the proposal is required for approval of an amendment to the Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan, as amended (the “2022 Plan”) to increase the aggregate number of shares of common stock authorized for issuance under the 2022 Plan by 7,000,000 shares (the “2022 Plan Amendment”). Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on Proposal Four.

Effect of Votes Withheld, Abstentions and Broker Non-Votes
Votes withheld from any nominee, abstentions, and "broker non-votes" (i.e. where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum. With respect to the election of directors, you may vote "for" or "withhold" authority to vote for one or more of the nominees. Shares voting "withheld" have no effect on the election of directors. With respect to the proposals to approve the advisory vote on the compensation of our named executive officers, the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and to approve the 2022 Plan Amendment, you may vote "for", "against" or "abstain" from such proposal. Abstentions and "broker non-votes" will have no effect on such proposals.

Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Only Proposal Three, the ratification of the appointment of Ernst & Young LLP, is considered a routine matter where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted in the election of directors, the proposal to approve the advisory vote on the compensation of our named executive officers, or the proposal to approve the 2022 Plan Amendment, unless you affirmatively provide the broker instructions on how to vote. “Broker non-votes” will have no effect on the outcome of the non-routine proposals.

Voting Instructions
If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote FOR the election of the nominees for director, FOR the approval of the advisory resolution on the compensation of our named executive officers, FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and FOR the approval of the 2022 Plan Amendment. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.

Voting Results
We will announce preliminary voting results at the Annual Meeting. We will report final voting results by filing a Current Report on Form 8-K ("Form 8-K") within four business days after the Annual Meeting. If final voting results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final voting results in an amendment to the Form 8-K within four business days after the final voting results become available.

Additional Solicitation/Costs
We are paying for the distribution of the proxy materials and solicitation of the proxies, including the cost of preparing and distributing this Proxy Statement and the enclosed form of proxy, as well as the cost of hosting the virtual Annual Meeting. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out- of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. If you choose to access the proxy materials or vote over the Internet or by telephone, you are responsible for any Internet access or telephone charges that you may incur. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers, and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

PROPOSAL ONE
ELECTION OF CLASS I DIRECTORS
Number of Directors; Board Structure
Our Board is divided into three staggered classes of directors as nearly equal in number as possible. One class is elected each year at the Annual Meeting of Stockholders for a term of three years. The term of the Class I directors expires at the 2026 Annual Meeting. The term of the Class II directors expires at the 2027 Annual Meeting and the term of the Class III directors expires at the 2028 Annual Meeting. After the initial terms expire, directors are expected to be elected to hold office for a three-year term or until the election and qualification of their respective successors in office. Our Board, upon the recommendation of the nominating and corporate governance committee of our Board, has decided not to re-nominate Tracy Woody and Stephen Rocamboli, each a Class I director, for re-election at this year's Annual Meeting, and their terms will end effective as of the completion of the Annual Meeting. Our Board’s decision to not re-nominate Ms. Woody and Mr. Rocamboli did not result from a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Following the conclusion of Ms. Woody’s and Mr. Rocamboli’s current terms as directors, Ms. Woody will cease to be a member of the nominating and corporate governance committee and as a member and chair of the commercial committee of our Board, and Mr. Rocamboli will cease to be a member of the audit committee and the compensation committee of our Board. Proxies cannot be voted for a greater number of individuals than the number of nominees named in this Proxy Statement.

Nominees
Based on the recommendation of the nominating and corporate governance committee of our Board, our Board has nominated J. Martin Carroll and Sheldon L. Koenig for election as Class I directors. Each will serve for three-year terms ending at the 2029 Annual Meeting or until their respective successors are elected and qualified, or until their earlier death, resignation or removal. Each of the nominees is a current member of our Board and has consented to serve if elected.
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received "for" the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on our Board. Our Board may fill such vacancy at a later date or reduce the size of our Board. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.
Vote Required

The two nominees receiving a plurality of votes properly cast will be elected as directors. Withholding authority to vote your shares with respect to one or more director nominees and broker non-votes will have no effect on the election of those nominees.

Recommendation of the Board
         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.
The biographies of each of the director nominees and current directors, including those continuing in office and those whose terms will expire at the Annual Meeting, below contain information regarding each such person's service as a director, business experience, director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee to determine that the person should serve as a director of the company. In addition to the information presented below regarding each such person's specific experience, qualifications, attributes and skills that led the Board and its nominating and corporate governance committee to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our Board. Finally, we value our directors' experience in relevant areas of business management and on other boards of directors and board committees.
Our corporate governance guidelines also dictate that a majority of the Board be comprised of independent directors whom the Board has determined have no material relationship with the company and who are otherwise "independent" directors under the published listing requirements of the NASDAQ Stock Market.

Nominees for Election for a Three-Year Term Ending at the 2029 Annual Meeting
J. Martin Carroll, 76, was appointed as our Chairman of the Board in June 2022. Mr. Carroll served as President and Chief Executive Officer of Boehringer Ingelheim Corporation and of Boehringer Pharmaceuticals, Inc. from 2003 until 2011 and as a director of Boehringer Ingelheim Corporation from 2003 until December 2012. Mr. Carroll worked at Merck & Co., Inc. from 1976 to 2001. From 1972 to 1976, Mr. Carroll served in the United States Air Force where he attained the rank of Captain. He served as a director of Catalent Pharma Solutions from July 2015 to December 2024 and was Lead Director from October 2021 to June 2023. Mr. Carroll previously served on a number of boards of directors, including Inotek Pharmaceuticals Corporation (acquired by Rocket Pharmaceutical), Durata Therapeutics, Inc. (acquired by Actavis), Vivus, Inc., Therapeutics MD, Mallinckrodt plc, Catalent, Inc., and Accredo Health. Mr. Carroll received a B.A. in accounting and economics from the College of the Holy Cross and an M.B.A. from Babson College. We believe that Mr. Carroll's significant leadership and strategic experience qualifies him to serve as a member of our Board.

Sheldon L. Koenig, 60, has served as our Chief Executive Officer since May 2021 and was appointed to our Board in May 2021. Prior to holding those positions, Mr. Koenig served as our Chief Operating Officer since December 2020. Prior to joining Esperion, Mr. Koenig served as the Executive Vice President and Chief Commercial Officer at Portola Pharmaceuticals, Inc. from January 2019 to August 2020 until it was acquired by Alexion Pharmaceuticals, Inc. From January 2016 to July 2018, Mr. Koenig was Senior Vice President and head of the cardiovascular franchise for Sanofi S.A. (NASDAQ: SNY), a pharmaceutical and healthcare company, where he led U.S. business operations and product launches internationally. Prior to that, Mr. Koenig served as Vice President and Global Brand Leader for the cardiovascular division of Merck & Co, Inc. where, for more than 25 years, he took on roles of increasing responsibility within the company’s cardiovascular and thrombosis franchises and led marketing for the launch of ezetimibe. Mr. Koenig holds a Master of Business Administration degree from Monmouth University and a Bachelor of Applied Science from Drexel University. We believe that Mr. Koenig’s extensive industry leadership experience qualifies him to serve as a member of our Board.

Directors Continuing in Office Until the 2027 Annual Meeting
Robert E. Hoffman, 60, has served as a member of our Board since April 2025. Mr. Hoffman is currently Chief Financial Officer of CytoDyn Inc. (OTCQB: CTDY), a clinical stage oncology company, since May 2025. Mr. Hoffman is also currently a member of the board of directors of TuHURA Biosciences, Inc. (NASDAQ: HURA), a clinical stage immuno-oncology company, as well as a member of the board of directors of Fibrobiologics, Inc. (NASDAQ: FBLG), a clinical stage company focused on treating chronic diseases. From November 2024 to May 2025, Mr. Hoffman served as acting Chief Financial Officer of FibroBiologics, Inc.(NASDAQ: FBLG), a clinical-stage biotechnology company. From November 2021 to October 2024, Mr. Hoffman served as President, Chief Executive Officer, interim Chief Financial Officer and Chairperson of the board of directors of Kintara Therapeutics, Inc. (NASDAQ: KTRA), a clinical stage biopharmaceutical company focused on the development and commercialization of new cancer therapies. Prior to that, from November 2020 to April 2024, Mr. Hoffman served as a member of the board of directors of Antibe Therapeutics Inc. (TSX: ATE), a biotechnology company focused on therapeutics to reduce pain and inflammation. Mr. Hoffman previously served as Senior Vice President and Chief Financial Officer of Heron Therapeutics, Inc. (NASDAQ: HRTX), a commercial-stage biotechnology company, from April 2017 to October 2020, and as Chief Financial Officer of AnaptysBio, Inc. (NASDAQ: ANAB), a specialty pharmaceutical company, from July 2015 to September 2016. From June 2012 to July 2015, Mr. Hoffman served as the Senior Vice President, Finance and Chief Financial Officer of Arena Pharmaceuticals, Inc. (“Arena”), a biopharmaceutical company, prior to its acquisition by Pfizer Inc. in March 2022. From August 2011 to June 2012 and previously from December 2005 to March 2011, Mr. Hoffman served as Arena’s Vice President, Finance and Chief Financial Officer and in a number of various roles of increasing responsibility from 1997 to December 2005. Mr. Hoffman was a member of the board of directors of ASLAN Pharmaceuticals Limited (NASDAQ: ASLN), a dermatology-focused biotechnology company from October 2018 to November 2024. Mr. Hoffman formerly served as a member of the board of directors of Saniona AB, a biopharmaceutical company, from September 2021 to May 2022, and as a member of the board of directors of Kura Oncology, Inc. (NASDAQ: KURA), a cancer research company, from March 2015 to August 2021. He also previously served as a member of the boards of directors of CombiMatrix Corporation, a molecular diagnostics company, MabVax Therapeutics Holdings, Inc., a biopharmaceutical company, and Aravive, Inc. (NASDAQ: ARAV), a clinical stage biotechnology company. Mr. Hoffman serves as a member of the steering committee of the Association of Bioscience Financial Officers. Mr. Hoffman formerly served as a director and President of the San Diego Chapter of Financial Executives International and was an advisor to the Financial Accounting Standard Board, from 2010 to 2020, advising the U.S. accounting rulemaking organization on emerging issues and new financial guidance. Mr. Hoffman holds a B.B.A. from St. Bonaventure University. We believe that Mr. Hoffman is qualified to serve as a member of our Board based on his over 25 years of executive financial experience in biotechnology, medical devices, technology and services and experiences in a wide variety of both public and private company financial transactions.

Craig Thompson, 59, was appointed to our Board in July 2025. Since April 2022, Mr. Thompson has been the Chief Executive Officer and a member of the board of directors at Cerevance, LLC, a clinical stage biotechnology company focused on neurodegenerative and central nervous system-controlled metabolic disorders. Mr. Thompson is also currently a member of the board of directors of NervGen Pharma Corp, a clinical stage biotechnology company focused on developing first-in-class neuroreparative therapies for spinal cord injury (SCI). From June 2018 to April 2022, Mr. Thompson previously served as President and Chief Executive Officer and as a member of the board of directors of Neurana Pharmaceuticals, Inc., a biotechnology company focused on the treatment of neuromuscular conditions. Prior to Neurana, Mr. Thompson was President and Chief Executive Officer and a member of the board of directors of Anthera Pharmaceuticals, Inc., a then publicly traded clinical-stage biopharmaceutical company that focused on developing products to treat cystic fibrosis and autoimmune diseases. His previous biotech experience includes serving as Chief Operating Officer for Tetraphase Pharmaceuticals Inc., where he oversaw the development and implementation of the commercial strategy as well as the business development and commercial manufacturing, and as Chief Commercial Officer for Trius Therapeutics, Inc., where he was involved in the acquisition of Trius Therapeutics by Cubist Pharmaceuticals, Inc. for over $700 million, as well as a partnership with Bayer Pharma AG. Prior to Trius Therapeutics, Mr. Thompson served in a range of U.S. and global leadership roles of increasing responsibility at Pfizer Inc., including Therapeutic Group Leader of Allergy, Respiratory, Pulmonary Vascular Disease and Inflammation; and he ultimately served as Vice President of Marketing for Pfizer’s Specialty Care Business Unit. While at Pfizer, he led the global commercial development of the torcetrapib/atorvastatin program. Earlier in his career, Mr. Thompson held positions of increasing responsibility in global marketing at Merck & Co., where he was responsible for product management of Zocor, including leading the rollout of the landmark Heart Protection Study. He also was instrumental in the pre-launch planning for Vytorin and Zetia as part of the European partnership between Merck and Schering-Plough. Mr. Thompson holds a Bachelor’s of Commerce degree from McMaster University and an MBA from the University of Notre Dame. We believe that Mr. Thompson is qualified to serve as a member of our Board based on his extensive executive and operational experience within the biotechnology industry.

Directors Continuing in Office Until the 2028 Annual Meeting
Jay P. Shepard, 68, was appointed to our Board in May 2018. Mr. Shepard currently serves as an advisor at Catalys Pacific, a venture group licensing drug programs and creating new companies in the U.S. and Japan. Mr. Shepard previously was President and Chief Executive Officer of Aravive Inc. (formerly Versartis, Inc.) (NASDAQ: ARAV), a clinical stage oncology company, from May 2015 to January 2020 when he retired. From 2013 to 2015, Mr. Shepard was Executive Chairman of Versartis, Inc. From 2008 to 2015, Mr. Shepard was the Executive Partner at Sofinnova Ventures, a venture capital firm focused on the healthcare industry. From 2010 to 2012, Mr. Shepard served as the President and Chief Executive Officer and was a member of the board of directors of NextWave Pharmaceuticals, Inc. (acquired by Pfizer), a specialty pediatric pharmaceutical company. From 2005 to 2007, Mr. Shepard served as interim President and Chief Executive Officer of Relypsa (Ilypsa Inc.'s spin-out company, which was acquired by Galencia), a pharmaceutical company. Mr. Shepard was also Vice President of Commercial Operations at Telik and Oncology Business Unit Head of Alza Pharmaceuticals (acquired by Johnson & Johnson). Mr. Shepard has over 35 years of experience in the pharmaceutical, biotechnology and drug delivery arenas. Mr. Shepard has participated in or led over 16 product launches by preparing markets and establishing sales and marketing operations. Mr. Shepard also currently serves on the board of directors of the public company, Inovio Pharmaceuticals, Inc. (NASDAQ: INO), a clinical-stage biotechnology company focused on developing and commercializing DNA medicines, and as a member of the board of directors of the Christopher & Dana Reeve Foundation. In addition, Mr. Shepard previously served on the boards of directors of Cessation Therapeutics, Inc. and Aculys Pharma, Inc., each a clinical-stage biopharmaceutical company. Mr. Shepard is an observer with Pathalys Pharma, Inc., a privately held company. Mr. Shepard holds a B.S. in Business Administration from the University of Arizona. We believe that Mr. Shepard is qualified to serve as a member of our Board based on his substantial experience supporting the launch and commercialization of biopharmaceutical products.

Seth H.Z. Fischer, 69, was appointed to our Board in October 2021. Mr. Fischer brings over 40 years of experience and a distinguished record of results in key leadership positions within the pharmaceutical and medical device industries. He currently serves as a member of the board of directors of Milestone Pharmaceuticals, Inc., a biopharmaceutical company, and Marinus Pharmaceuticals, Inc. (NASDAQ: MRNS). Previously, Mr. Fischer served as Chief Executive Officer and as a director of Vivus, Inc. (NASDAQ: VVUS), a publicly traded biopharmaceutical company commercializing and developing innovative, next-generation therapies to address unmet needs from September 2013 to December 2017. Prior to Vivus, Mr. Fischer served in various positions of increasing responsibility at Johnson & Johnson, most recently as company group chairman, Johnson & Johnson and worldwide franchise chairman of Cordis Corporation. Before that, he served as company group chairman, North America Pharmaceuticals, which included responsibilities for Ortho-McNeil Pharmaceuticals, Janssen and Scios. Prior to that, Mr. Fischer served as President of Ortho-McNeil Pharmaceuticals. Mr. Fischer also served on the boards of directors of Agile Therapeutics, Inc., Spectrum Pharmaceuticals, Inc. (NASDAQ: SPPI) and BioSig Technologies, Inc. (NASDAQ: BSGM). Mr. Fischer holds a Bachelor of General Studies from Ohio University and previously served as a captain in the U.S. Air Force. We believe that Mr. Fischer is qualified to serve as a member of our Board based on his successful track record of developing and executing strategies to drive product growth.

Directors Not Running for Election
Stephen Rocamboli, 54, was appointed to our Board in April 2022. Mr. Rocamboli has served as Chief Executive Officer of BobcatBio, Inc., a clinical-stage biotechnology company, since July 2024. Previously, Mr. Rocamboli served as Chief Executive Officer of Innovatrx, Inc. (formerly known as Perla Therapeutics, Inc.), a company developing therapeutics for the treatment of cancer, between June 2020 and July 2024, and as Chief Business Officer, General Counsel and Corporate Secretary of Candel Therapeutics, Inc. (NASDAQ: CADL), an immuno-oncology company, between April 2015 and May 2020. Between 2010 and April 2015, Mr. Rocamboli served as General Partner of Integrin Partners, LLC, a consulting firm providing corporate development, strategic transaction advisory and general counsel services to life science companies, investors and entrepreneurs. Between 2010 and 2012, Mr. Rocamboli also served as Partner of Beijing International Group, an international affiliate of Integrin Partners. Between 2014 and 2015, Mr. Rocamboli also served as Special Counsel to Wyrick Robbins Yates & Ponton, LLP, focusing on life sciences transactions. Between 2008 and 2018, Mr. Rocamboli was a co-founder and served as President of Pear Tree Pharmaceuticals, Inc., until its sale to Daré Bioscience, Inc. Prior to joining Pear Tree Pharmaceuticals, Mr. Rocamboli spent nearly a decade as a senior executive of a New York, NY based private FINRA/SEC member investment bank, venture capital firm, and affiliated hedge funds, focused exclusively on biotechnology and specialty pharmaceuticals. Mr. Rocamboli held positions of increasing responsibility, with the last five years as Senior Managing Director and General Counsel of all business units. Mr. Rocamboli received his B.A. degree from The State University of New York at Albany and his J.D. from Fordham University School of Law.

Mr. Rocamboli will be stepping down from our Board as a Class I director, including his positions as a member of the audit committee and compensation committee of our Board, in each case, effective as of the completion of the Annual Meeting. Accordingly, Mr. Rocamboli will not be standing for re-election at the Annual Meeting.

Tracy M. Woody, 56, has served as a member of our Board since May 2019. Ms. Woody served as President and Chief Executive Officer of Cessation Therapeutics, LLC, a clinical-stage biotechnology company, from 2022 until March 2024. Previously, she was the Executive Vice President of Corporate Strategy at Protagonist Therapeutics, Inc. (NASDAQ: PTGX), a biopharmaceutical company, from April 2020 to July 2022. Ms. Woody previously served as Chief Commercial Officer of Versartis, Inc. (NASDAQ: ARAV), a clinical-stage biopharmaceutical company, from 2017 to 2018, and KemPharm, Inc, a biotechnology company, from 2015 to 2016. Prior to KemPharm, Ms. Woody was Vice President of Sales and Marketing of NextWave Pharmaceuticals (acquired by Pfizer), a specialty pharmaceutical company, and Vice President of Business Development and Vice President of Sales and Marketing at Greer Laboratories. Ms. Woody has over 25 years of commercial experience in pharmaceuticals, biologics, and medical devices, across a wide range of therapeutic areas in diverse markets. Ms. Woody also has experience with multi-billion dollar revenue brands as well as products in the rare disease space. Ms. Woody holds a Bachelor’s degree in Health Promotion and Applied Physiology from East Carolina University.

Ms. Woody will be stepping down from our Board as a Class I director, including her positions as a member of the nominating and corporate governance committee and as a member and chair of the commercial committee of our Board, in each case, effective as of the completion of the Annual Meeting. Accordingly, Ms. Woody will not be standing for re-election at the Annual Meeting.

EXECUTIVE OFFICERS
The following table presents our current executive officers, their respective positions, and their respective ages as of March 31, 2026. Biographical information pertaining to Mr. Koenig, who serves as both a director and an executive officer, can be found in the section entitled "Proposal One, Election of Class I Directors."

Name	Age	Position
Sheldon L. Koenig	60	President and Chief Executive Officer
Benjamin Halladay	40	Chief Financial Officer
Benjamin Looker	44	Chief Legal and Corporate Affairs Officer
John B. Harlow, Jr.	50	Chief Commercial Officer

Benjamin Halladay, 40, has served as our Chief Financial Officer since November 2022. Previously, he served as our Senior Director, Finance from August 2022 to November 2022, as our Senior Director of Financial Planning and Analysis from July 2021 to August 2022, and as our Finance Manager from January 2020 to July 2021. Prior to joining our Company in January 2020, from May 2017 to January 2020, Mr. Halladay was the Global Finance Manager at NOV Inc. (formerly, National Oilwell Varco) (NYSE: NOV), a leading independent equipment and technology provider to the global energy industry. From February 2016 to May 2017, Mr. Halladay was Senior Financial Analyst at BMC Software, Inc., a software company. Additionally, from June 2009 to September 2015, Mr. Halladay held multiple roles at Pfizer Inc. (NYSE: PFE). Mr. Halladay holds a Bachelor of Arts in History from Syracuse University and a Master in Business Administration from Fordham Gabelli School of Business.

Benjamin Looker, J.D., 44, has served as our Chief Legal and Corporate Affairs Officer since January 2022. Previously, Mr. Looker served as the General Counsel of Trillium Therapeutics, Inc. (NASDAQ: TRIL), a clinical-stage biotechnology company, from April 2021 until its acquisition by Pfizer Inc. (NYSE: PFE) in November 2021. From May 2019 to April 2021, he was Vice President, Head of US Legal and Global Business Operations at MorphoSys US Inc. (NASDAQ: MOR), a biopharmaceutical company. Prior to that, Mr. Looker held roles of increasing responsibility at EMD Serono, Inc., a biopharmaceutical company (a subsidiary of Merck KGaA specialized in healthcare), from July 2013 to May 2019, including as its Therapeutic Area Counsel from July 2013 to February 2016 and as its Associate General Counsel from February 2016 to May 2019. Mr. Looker also currently serves as a member of the board of directors of SDK Therapeutics, Inc. Mr. Looker received his undergraduate degree from Boston College and his juris doctor degree from Boston College Law School.

John B. Harlow, Jr., 50, has served as our Chief Commercial Officer since November 2025. Prior to joining the Company, from March 2021 to November 2025, Mr. Harlow served as the Chief Commercial Officer of Melinta Therapeutics, LLC, a commercial stage company focused on innovative therapies for acute and life-threatening illnesses. From November 2019 to March 2021, Mr. Harlow was Chief Commercial Officer at Baudax Bio, Inc. (OTCPK: BXRX), a commercial stage company focused on therapeutics for acute care settings. From October 2016 to November 2019, Mr. Harlow served in commercial leadership roles of increasing responsibility at Recro Pharma, Inc., including as Executive Vice President and Vice President. Earlier in his career, Mr. Harlow held roles of increasing responsibility at Endo, Inc., Shionogi, Inc., Pfizer, Inc., and Novartis AG. Mr. Harlow holds a Bachelor of Science in biology from Lehigh University and a Master of Business Administration from Seton Hall University.

CORPORATE GOVERNANCE
Board Independence

Our Board has determined that all members of our Board, with the exception of Mr. Koenig, are independent, as determined in accordance with the rules of the NASDAQ Stock Market. In making such independence determination, our Board considered the relationships that each such non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board considered the association of our directors with the holders of more than 5% of our common stock. The composition and functioning of our Board and each of our committees complies with all applicable requirements of the NASDAQ Stock Market and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers.
At least annually, our Board will evaluate all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director's ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our Board will make an annual determination of whether each director is independent within the meaning of NASDAQ's, the SEC’s, and our applicable committees' independence standards.
Involvement in Certain Legal Proceedings
None of our executive officers or directors have, during the last ten years: (i) been convicted in or is currently subject to a pending criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto or been subject to any of the items set forth under Item 401(f) of Regulation S-K. There are no material legal proceedings to which any of our directors, executive officers, or affiliates is a party adverse to us or in which any such person has a material interest adverse to us.
Code of Professional and Ethical Conduct
We have adopted a Code of Professional and Ethical Conduct that applies to all of our employees, officers and directors, including those employees responsible for financial reporting. The current version of the Code of Professional and Ethical Conduct is available on our website at www.esperion.com/our-company/ethics-compliance. A copy of the Code of Professional and Ethical Conduct may also be obtained, free of charge, upon a request directed to: Esperion Therapeutics, Inc., 3891 Ranchero Drive, Suite 150, Ann Arbor, MI 48108, Attention: Chief Legal and Corporate Affairs Officer. We intend to disclose any amendment or waiver of a provision of the Code of Professional and Ethical Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, by posting such information on our website (available at www.esperion.com) and/or in our public filings with the SEC. The information contained in, or that can be accessed through, our website, does not constitute a part of this Proxy Statement, and is not incorporated by reference in this Proxy Statement or in any other filings we make with the SEC. We have included our website in this Proxy Statement solely as an inactive textual reference.

Corporate Governance Guidelines
Our Board has adopted corporate governance guidelines to assist and guide its members in the exercise of its responsibilities. These guidelines should be interpreted in accordance with any requirements imposed by applicable federal or state law or regulation, NASDAQ and our certificate of incorporation and bylaws. Our corporate governance guidelines are available in the corporate governance section of our website at www.esperion.com/our-company/corporate-governance. Although these corporate governance guidelines have been approved by our Board, it is expected that these guidelines will evolve over time as customary practice and legal requirements change. In particular, guidelines that encompass legal, regulatory or exchange requirements as they currently exist will be deemed to be modified as and to the extent that such legal, regulatory or exchange requirements are modified. In addition, the guidelines may also be amended by our Board at any time as it deems appropriate.

Board and Committee Meetings
Our Board meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring their approval. It also holds special meetings when important matters require action between scheduled meetings. Members of senior management regularly attend meetings to report on and discuss their areas of responsibility. During 2025, our Board held five meetings and acted by unanimous written consent four times. Our Board has five standing committees:
•     the audit committee, which held four meetings in 2025;

•     the compensation committee, which held five meetings and acted by unanimous written consent three times in 2025;

•     the nominating and corporate governance committee, which held two meetings and acted by unanimous written consent twice in 2025;

•     the commercial committee, which held three meetings in 2025; and

•     the compliance committee, which held four meetings in 2025.

Each of the incumbent directors of our Board attended in person or participated via teleconference in at least 75% of the aggregate of all meetings of the Board and all meetings of committees of our Board upon which they served (during the periods that they served) during 2025. Our Board regularly holds executive sessions of the independent directors. Executive sessions do not include employee directors or directors who do not qualify as independent under the NASDAQ and SEC rules.

Annual Meeting Attendance
It is our policy that members of our Board are encouraged to attend annual meetings of our stockholders to the extent practical. Five of our directors at the time of our 2025 Annual Meeting of Stockholders, including Mr. Koenig, attended that meeting.

Committees
Our bylaws provide that our Board may delegate responsibility to committees. Our Board has five standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee, a commercial committee and a compliance committee. Our Board has also adopted a written charter for each of the five standing committees. Each committee charter is available in the corporate governance section of our website at www.esperion.com/our-company/corporate-governance.
Audit Committee
Mr. Carroll, Mr. Hoffman, and Mr. Rocamboli currently serve on the audit committee, which is currently chaired by Mr. Hoffman. Our Board has determined that each member of the audit committee is "independent" for audit committee purposes as that term is defined in the applicable rules of the SEC and the NASDAQ Stock Market. Mr. Rocamboli will be stepping down from our Board as a Class I director, including his position as a member of the audit committee, effective as of the completion of the Annual Meeting. Our Board has designated Mr. Hoffman as an "audit committee financial expert," as defined under the applicable rules of the SEC. The audit committee's responsibilities include:

•     appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•     approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•     reviewing the internal audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•    reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•     reviewing the adequacy of our internal control over financial reporting;

•     establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•overseeing the company’s risk management protocols and procedures, including financial, operational, privacy, security, cyber security, competition, legal, regulatory, hedging and accounting risk exposures, and preparing an annual report to our Board on the audit committee’s risk assessment findings and risk management activities;

•     recommending, based upon the audit committee's review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•     monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•     preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•     reviewing all related party transactions for potential conflict of interest situations and approving all such transactions;

•     reviewing quarterly earnings releases; and

•     monitoring and ensuring integrity in other risk management areas including cyber security.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee
Mr. Fischer, Mr. Hoffman, and Mr. Rocamboli currently serve on the compensation committee, which is chaired by Mr. Fischer. Our Board has determined that each member of the compensation committee is "independent" as that term is defined in the applicable NASDAQ Stock Market rules and is "non-employee director" for purposes of Rule 16b-3 promulgated under the Exchange Act. Mr. Rocamboli will be stepping down from our Board as a Class I director, including his position as a member of the compensation committee, effective as of the completion of the Annual Meeting.

The compensation committee's responsibilities include:
•     annually reviewing and approving corporate goals relevant to the compensation of our Chief Executive Officer (“CEO”);

•     evaluating the performance of our CEO in light of such corporate goals and determining the compensation of our CEO;

•     reviewing and approving the compensation of our other executive officers;

•     reviewing and establishing our overall management compensation philosophy and policy;

•     overseeing and administering our incentive compensation and equity-based plans and approving all forms of award agreements and/or sub-plans thereunder;

•     evaluating and assessing potential and current compensation advisers in accordance with the independence standards identified in the applicable NASDAQ Stock Market rules;

•     retaining and approving the compensation of any compensation advisers;

•     reviewing and approving our policies and procedures for the grant of equity awards, including our equity award grant policy as may be in effect from time to time;

•     acting as the administrator under our equity-based plans;

•     adopting and administering a compensation recovery policy, including without limitation a policy designed to comply with the applicable SEC and NASDAQ rules pursuant to Section 10D of the Exchange Act;

•     reviewing and making recommendations to our Board with respect to the compensation of our non-employee directors;

•     reviewing and discussing with management the compensation disclosure required to be included in our Annual Report on Form 10-K and/or definitive proxy statement;

•     preparing our compensation committee report if and when required by the SEC rules to be included in our definitive proxy statement; and

•     reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

The compensation committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members to carry out its responsibilities. For example, to the extent permitted by applicable law and the provisions of a given equity-based plan, the compensation committee may delegate to a committee consisting of one or more of our executive officers, including our CEO, all or part of the authority and duties, with respect to granting stock awards, to any employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, such power to be subject to the parameters, limitations and guidelines set forth in the applicable resolutions adopted by the compensation committee.

Nominating and Corporate Governance Committee
Mr. Shepard, Mr. Thompson and Ms. Woody currently serve on the nominating and corporate governance committee, which is chaired by Mr. Shepard. Our Board has determined that each member of the nominating and corporate governance committee is "independent" as that term is defined in the applicable NASDAQ Stock Market rules. Ms. Woody will be stepping down from our Board as a Class I director, including her position as a member of the nominating and corporate governance committee, effective as of the completion of the Annual Meeting. The nominating and corporate governance committee's responsibilities include:

•    developing and recommending to our Board criteria for Board and committee membership;

•    establishing procedures for identifying and evaluating Board candidates, including nominees recommended by stockholders;

•    identifying individuals qualified to become members of our Board;

•    recommending to our Board the persons to be nominated for election as directors and to each of our Board's committees;

•    developing and recommending to our Board a set of corporate governance guidelines; and

•    overseeing the evaluation of our Board and management.

Commercial Committee

Mr. Fischer, Mr. Shepard, Mr. Thompson and Ms. Woody currently serve on the commercial committee, which is chaired by Ms. Woody. Ms. Woody will be stepping down from our Board as a Class I director, including her position as a member of the commercial committee, effective as of the completion of the Annual Meeting. The commercial committee's responsibilities include:

•    providing strategic, directional and operational advice and guidance to the Company regarding its commercial strategies, plans and programs;

•    evaluating the alignment of the Company’s commercial programs and progress with the Company’s strategic goals and objectives;

•    conducting periodic in-depth reviews of the Company’s commercial strategies, including the execution thereof;

•    reviewing commercial launch strategies prior to regulatory approval of new products or indications; and

•    advising the Company on development of its governance, processes, organizational structure and other elements necessary for internal and external commercial decision making.

Compliance Committee

Mr. Carroll, Mr. Fischer and Mr. Thompson currently serve on the compliance committee, which is chaired by Mr. Carroll. The compliance committee's responsibilities include:

•     assessing the adequacy of our compliance with applicable legal and regulatory requirements and industry codes, as well as the Company’s Code of Professional and Ethical Conduct;

•     assessing the adequacy of implementation and effectiveness of our ethics, quality and compliance program periodically to ensure a satisfactory system of compliance and risk management is operating within the Company;

•     assessing the adequacy of the channels available for reporting concerns regarding compliance-related activities, as well as the policies protecting the anonymity of the reporter and prohibiting retaliation;

•     assessing the adequacy of our approach to, and results of, risk identification and assessment conducted by management and the appropriateness of risk management plans and their status;

•     assessing the adequacy of reports on internal investigations or government or regulatory inquiries or actions that may cause significant financial or reputational damage to us, or that otherwise indicate a potentially significant compliance issue within the Company;

•     receiving information from management about current and emerging legal and regulatory compliance risks and enforcement trends that may affect our business operations, performance or strategy; and

•     unless otherwise overseen by the audit committee, oversee, at our Board’s discretion, any investigation into potential instances of non-compliance (except for matters of financial compliance) with applicable laws, regulations, industry-code, or company policies and procedures.

  Our Board may establish other committees from time to time.
Identifying and Evaluating Director Nominees
Our Board is responsible for selecting its own members. Our Board delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of our Board, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board's approval as director nominees for election to the Board.
Minimum Qualifications for Director Nominees
The nominating and corporate governance committee will consider, among other things, the following qualifications, skills and attributes when recommending candidates for our Board's selection as nominees for our Board and as candidates for appointment to our Board's committees. The nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other nominees to our Board, in collectively serving the long-term interests of the stockholders.
In evaluating proposed director candidates, the nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by our Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence and the needs of our Board. In selecting board members, we identify members who (i) possess relevant experience and expertise to enable him or her to be able to offer germane advice and guidance to management; (ii) have proven achievement and competence in his or her field; (iii) have the ability to exercise sound business judgment; (iv) have an understanding of the fiduciary responsibilities required of a director; (v) are committed to devoting time and energy to the affairs of the Company; (vi) have a diverse background, perspective and experience; (vii) are committed to vigorously representing the long-term interests of the Company’s stockholders; and (viii) have the highest personal integrity and ethics.

Stockholder Recommendations
 Stockholders may submit recommendations for director candidates to the nominating and corporate governance committee by sending the individual's name and qualifications to our Corporate Secretary at Esperion Therapeutics, Inc., 3891 Ranchero Drive, Suite 150, Ann Arbor, MI 48108, who will forward all recommendations to the nominating and corporate governance committee. The nominating and corporate governance committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.
Stockholder Communications
Our Board provides to every stockholder the ability to communicate with our Board, as a whole, and with individual directors on our Board through an established process for stockholder communication. For a stockholder communication directed to our Board as a whole, stockholder may send such communication to the attention of the Chairperson of the Board via U.S. Mail or Expedited Delivery Service to: Esperion Therapeutics, Inc., 3891 Ranchero Drive, Suite 150, Ann Arbor, MI 48108, Attn: Chairperson of the Board.
For a stockholder communication directed to an individual director in his or her capacity as a member of our Board, securityholders may send such communication to the attention of the individual director via U.S. Mail or Expedited Delivery Service to: Esperion Therapeutics, Inc., 3891 Ranchero Drive, Suite 150, Ann Arbor, MI 48108, Attn: [Name of Individual Director].
We will forward by U.S. Mail any such stockholder communication to each director, and the Chairperson of the Board in his or her capacity as a representative of our Board, to whom such stockholder communication is addressed to the address specified by each such director and the Chairperson of our Board, unless there are safety or security concerns that mitigate against further transmission.
Board Leadership Structure
The positions of our Executive Chairperson ("Chairperson") of our Board and CEO have historically been separated at Esperion. Upon his appointment to the Board in June 2022, Mr. Carroll has served as Chairperson of our Board. Mr. Carroll has the following specific responsibilities:

•presiding at all executive sessions of independent directors;

•serving as liaison between our CEO of the Company and the independent directors;

•approving information sent to our Board;

•approving Board meeting agendas;

•approving Board meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•having the authority to call meetings of the independent directors of our Board; and

•if requested by major stockholders, ensuring that he or she is available for consultation and direct communication.

If there is no Chairperson of our Board, or such Chairperson of our Board is our CEO or otherwise is a non-independent director, then our Board shall appoint a lead independent director (the “Lead Independent Director”). The Lead Independent Director, if appointed, shall be elected by vote of a majority of the independent directors. The independent director selected to serve as Lead Independent Director shall serve in such role until he or she ceases to be an independent director, resigns from the position or a successor is selected by a majority of the independent directors. Among other things, the Lead Independent Director has the following specific responsibilities:
•    presiding at all executive sessions of independent directors;

•    serving as liaison between our CEO and the independent directors;

•    approving information sent to our Board;

•    approving Board meeting agendas;

•    approving Board meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•    having the authority to call meetings of the independent directors of our Board; and

•    if requested by major stockholders, ensuring that he or she is available for consultation and direct communication.

Board's Role in Risk Oversight
Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our company's business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.
Each of our Board committees also oversees the management of our company's risk that falls within the committee's areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer reports to the audit committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our audit committee meets privately with representatives from our independent registered public accounting firm and our Chief Financial Officer. The audit committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our Board regarding these activities. The compensation committee also plays a role in that it is charged, in overseeing our overall compensation programs, with assessing whether these compensation programs create risks that are reasonably likely to have a material adverse effect on us.
Risks Related to Compensation Policies and Practices
In establishing and reviewing our compensation philosophy and programs, our compensation committee considers whether such programs encourage unnecessary or excessive risk taking. We believe that our executive and other compensation programs do not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to create or encourage unnecessary or excessive risk taking that may have a material adverse effect on us.

Policy on Trading, Hedging and Pledging of Company Stock

We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers and specified other employees, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq Stock Market listing standards that are applicable to us. Our insider trading policy expressly prohibits short sales of our securities (including short sales "against the box”) and derivative transactions of our stock by our directors, officers and specified other employees. Our insider trading policy expressly prohibits, without the advance approval of our audit committee, purchases or sales of puts, calls or other derivative securities of the Company or any derivative securities that provide the economic equivalent of or monetization transactions accomplished through the use of prepaid variable forwards, equity swaps, collars and exchange funds. In addition, our insider trading policy expressly prohibits our directors, officers and specified other employees from purchasing our securities on margin or borrowing against Company securities held in a margin account or, without the advance approval of our audit committee, pledging our securities as collateral for a loan or modifying an existing pledge. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 10, 2026.

In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in Company securities.

Exchange Act Rule 10b5-1 Trading Plans

Our insider trading policy permits our officers, directors and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our Company.

PROPOSAL TWO
NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Our Board is committed to excellence in governance. As part of this commitment, and as required by Section 14A(a)(1) of the Exchange Act, our Board is providing our stockholders with an opportunity to cast a non-binding advisory vote on the compensation of our named executive officers.
As described below under "Executive Officer and Director Compensation," we have developed a compensation program that is designed to attract and retain key executives responsible for our success and motivate management to enhance long-term stockholder value. The executive compensation program is designed to reward short-term and long-term performance and to align the financial interests of our executive officers with the interests of our stockholders. We believe our executive compensation program strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our named executive officers to exert their best efforts for our success.

We are asking for stockholder approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement, which includes the disclosures in the "Executive Officer and Director Compensation" section below, the compensation tables, and the narrative discussion accompanying the compensation tables in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement. For the reasons discussed above, our Board unanimously recommends that our stockholders vote in favor of the following resolution:

"RESOLVED, that the Company's stockholders hereby approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company's proxy statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the 2025 Summary Compensation Table, the other compensation related tables and the narrative discussion accompanying the compensation tables in this Proxy Statement."

As this vote is advisory, it will not be binding upon our Board or the compensation committee and neither our Board nor the compensation committee will be required to take any action as a result of the outcome of this vote. However, the Board and the compensation committee value the opinion of our stockholders and the compensation committee will carefully consider the outcome of this vote when evaluating our executive compensation policies and practices and making future compensation decisions.
Vote Required
For approval, this proposal must receive the affirmative vote of the majority of shares properly cast on the proposal. Abstentions and broker non-votes will have no effect on Proposal Two.
Recommendation of the Board
         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE NON-BINDING ADVISORY RESOLUTION APPROVING OUR NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL THREE
RATIFICATION OF THE APPOINTMENT OF
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have appointed Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2026, and we are asking you and other stockholders to ratify this appointment. Ernst & Young LLP has served as our independent registered public accounting firm since 2008.
The audit committee annually reviews the independent registered public accounting firm's independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm's performance. As a matter of good corporate governance, our Board determined to submit to stockholders for ratification the appointment of Ernst & Young LLP. A majority of the votes properly cast is required in order to ratify the appointment of Ernst & Young LLP. In the event that a majority of the votes properly cast do not ratify this appointment of Ernst & Young LLP, we will review our future appointment of Ernst & Young LLP.
We expect that a representative of Ernst & Young LLP will virtually attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from our stockholders.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
We have adopted a policy on under which the audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval would generally be requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the four categories of services listed below. The audit committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, the audit committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board.
In addition, in the event time constraints require pre-approval prior to the audit committee's next scheduled meeting, the audit committee has authorized its Chairperson to pre-approve services. Engagements so pre-approved are to be reported to the audit committee at its next scheduled meeting.
Audit Fees
The following table sets forth the fees billed by Ernst & Young LLP for audit, audit-related, tax and all other services rendered for 2025 and 2024:

Fee Category	2025 ($)	2024 ($)
Audit Fees	$1,294,500	$1,186,800
Audit-Related Fees	41,000	45,000
Tax Fees	—	—
All Other Fees	—	—
Total	$1,335,500	$1,231,800

Audit Fees. Consist of aggregate fees for professional services provided in connection with the annual audit of our financial statements, the review of our quarterly condensed financial statements, consultations on accounting matters directly related to the audit, and comfort letters, consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees. Consist of aggregate fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our financial statements and were not reported above under "Audit Fees," including services for audit of employee benefit plans.

Tax Fees. Consist of aggregate fees for tax compliance, tax advice and tax planning services including the review and preparation of our federal and state income tax returns.
All Other Fees. Consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above.
The audit committee pre-approved all services performed since the pre-approval policy was adopted.
Vote Required

For approval, this proposal must receive the affirmative vote of the majority of shares properly cast on the proposal. Abstentions and broker non-votes, if any, will have no effect on Proposal Three.

Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL FOUR
APPROVAL OF AN AMENDMENT TO THE ESPERION THERAPEUTICS, INC. 2022 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED

At the Annual Meeting, our stockholders will be asked to approve a fourth amendment (the “Amendment”) to the Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan, as amended (the “2022 Plan”), to increase the authorized shares under the 2022 Plan by 7,000,000 shares. The 2022 Plan was originally approved by our Board on April 13, 2022, subject to stockholder approval which was received on May 26, 2022, a first amendment was approved by our Board on April 1, 2023, subject to stockholder approval which was received on June 15, 2023, a second amendment was approved by our Board on April 1, 2024, subject to stockholder approval which was received on May 23, 2024, and a third amendment was approved by our Board on April 1, 2025, subject to stockholder approval which was received on May 29, 2025. We are requesting stockholder approval to increase the number of shares available for issuance under the 2022 Plan to ensure the continued effectiveness of its equity compensation program. Equity compensation is an important component of our overall compensation program and supports the attraction and retention of employees in a competitive industry. Since adoption of the 2022 Plan, share usage has increased due to ongoing hiring, annual grant practices, and stock price volatility, which has resulted in a higher number of shares required to deliver competitive award values. We previously disclosed that the existing share reserve was expected to provide limited duration coverage, and the proposed increase is intended to address this anticipated need. Our Board believes the proposed amendment maintains appropriate stockholder oversight and responsible dilution levels, as the 2022 Plan does not include an evergreen feature. We believe that the benefits to our stockholders from equity award grants to our employees and directors outweigh the potential dilutive effect of additional grants under the 2022 Plan. Further, we believe that paying a significant portion of variable compensation in the form of equity awards is an effective method of aligning the interests of employees with those of our stockholders, encouraging ownership in the Company, and retaining, attracting and rewarding talented employees. Our Board approved the Amendment on April 1, 2026, subject to stockholder approval at the Annual Meeting. The Amendment provided for the increase in the aggregate number of shares of common stock that may be issued under the 2022 Plan, from 23,150,000 shares to 30,150,000 shares, which we expect to use for future equity grants approximately over the next year. We believe that the current number of shares of common stock remaining available for issuance under the 2022 Plan has become insufficient to meet our future needs for attracting, motivating and retaining employees in a competitive market for talent. A copy of the Amendment is attached as Annex A to this Proxy Statement, and is incorporated by reference herein.

We are requesting that stockholders approve the proposed Amendment. If this proposal is approved by our stockholders at the Annual Meeting, the Amendment providing for the additional 7,000,000 shares will become effective on the date of the Annual Meeting. If stockholders do not approve the Amendment, the proposed 7,000,000 additional shares will not become available for issuance under the 2022 Plan. All other existing provisions of the 2022 Plan remain in effect. In such event, our Board will consider whether to adopt alternative arrangements based on its assessment of our needs, and it may become necessary to increase cash compensation to replace any shortfall in available equity, which we do not believe is advisable or in our stockholders’ best interests. We believe that the proposed share pool increase to the 2022 Plan pursuant to the Amendment is reasonable, appropriate, and in the best interests of our stockholders.

If stockholders approve the Amendment, as of April 1, 2026, the number of shares available under the 2022 Plan will increase by 7,000,000 shares to 30,150,000 shares.

Reasons Why We Urge Stockholders to Vote in Favor of the Amendment to the 2022 Plan

Our Board recommends a vote for the approval of the Amendment to the 2022 Plan for the following reasons:

•Alignment of employee and stockholder interests. We currently provide long-term incentives using equity awards to all of our colleagues. With your approval of the Amendment, we will be able to continue providing equity awards to align the interests of key personnel with the interests of our stockholders.

•Approval is necessary to continue an equity-based compensation program. If stockholders do not approve the Amendment, we may have to turn to alternative award vehicles, including cash, which will not achieve our stockholder alignment objectives, and will negatively impact our cash management and operating expenses. Based on the remaining capacity under the 2022 Plan, we do not expect to have sufficient capacity to make our next annual cycle of equity awards.

•Equity enables us to attract, retain and motivate key talent. The 2022 Plan is a critical tool to allow us to attract, retain, and motivate key employees by providing incentives directly related to increases in the value of our stock.

•Regular stockholder input. As noted above, we expect that the proposed increase should be sufficient to support our compensation plans over the next 12 months. Given the significant volatility in our stock price, in the near term we intend to make annual requests to stockholders for additional shares under the 2022 Plan to allow stockholders to monitor our share usage and provide ongoing input on our equity grant practices.

Additional Information on Outstanding Equity Awards and Available Shares under the 2022 Plan, the 2020 ESPP, and the 2017 Plan

As of March 31, 2026, there were stock options and performance-based stock options to acquire 9,084,796 shares of common stock outstanding under our equity compensation plans, with a weighted average exercise price of $5.05 per share and a weighted average remaining term of 7.8 years. In addition, as of March 31, 2026, there were 10,866,302 unvested full value awards with time-based vesting outstanding. Other than the foregoing, no awards were outstanding under our equity compensation plans as of March 31, 2026. As of March 31, 2026, there were 7,025,762 shares of common stock available for awards under our equity compensation plans, consisting of 1,343,834 shares available for grant under the 2022 Plan, 248,042 shares available for grant under the 2017 Inducement Equity Plan, as amended (the “2017 Plan”), and 5,433,886 shares available for grant under our 2020 Employee Stock Purchase Plan, as amended (the "2020 ESPP").

Based solely on the closing price of our common stock as reported by the NASDAQ Global Market on March 31, 2026 of $2.74 and the maximum number of shares that would have been available for awards as of such date, taking into account the proposed increase described herein, the market value per share of the common stock that could potentially be issued under the 2022 Plan is $82,611,000.

All members of our Board and all of the Company’s executive officers will be eligible for awards under the 2022 Plan and thus have a personal interest in the approval of the Amendment.

Stockholders are requested in this Proposal Four to approve the Amendment. Approval of the Amendment requires the affirmative vote of a majority of the votes cast, in person or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions and broker non-votes, to the extent applicable, are not included in the tabulation of the voting results and therefore will not have an effect on the outcome of the vote. If stockholders do not approve this Amendment, the 2022 Plan will continue in accordance with its current terms.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL FOUR.

Summary of Material Features of the 2022 Plan

The essential features of the 2022 Plan, as proposed to be amended, are outlined below:

The following summary is qualified in its entirety by the full text of the 2022 Plan and the Amendment, which appears as Annex A to this Proxy Statement.

•The 2022 Plan does not contain an annual “evergreen” provision, but rather authorizes a fixed number of shares, meaning that stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation programs;

•The maximum number of shares of common stock to be issued under the 2022 Plan is 23,150,000. The proposed Amendment to the 2022 Plan would increase the available shares to 30,150,000;

•The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards, and dividend equivalent rights is permitted;

•Shares we reacquire on the open market will not be added to the reserved pool under the 2022 Plan. With respect to any awards granted under the 2022 Plan, shares tendered or held back for taxes, shares underlying any awards that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of shares or otherwise terminated (other than by exercise) shall be added back to the shares of our common stock available for issuance under the 2022 Plan;

•Stock options and stock appreciation rights will not be repriced in any manner without stockholder approval;

•The value of all awards granted under the 2022 Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $750,000;

•A minimum vesting period of one year is required for all equity awards, other than a limited number of excepted awards under the 2022 Plan;

•Any dividends and dividend equivalent rights payable with respect to any equity award are subject to the same vesting provisions as the underlying award;

•The 2022 Plan does not contain any “liberal” change in control provisions, meaning that the 2022 Plan does not provide for single-trigger acceleration in the event of a change in control transaction (defined as a “sale event” in the 2022 Plan);

•Any material amendment to the 2022 Plan is subject to approval by our stockholders; and

•The term of the 2022 Plan will expire on May 26, 2032 (its original expiration date).

Summary of the 2022 Plan

The principal terms of the 2022 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2022 Plan and the Amendment, which appears as Annex A to this Proxy Statement.

Administration. The 2022 Plan will be administered by our Board or the compensation committee. The compensation committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2022 Plan. The compensation committee may delegate to a committee consisting of one or more officers of the Company the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.

Eligibility; Plan Limits. All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the 2022 Plan, subject to the discretion of the administrator. As of December 31, 2025, approximately 302 individuals were eligible to participate in the 2022 Plan, which includes four executive officers, and seven non-employee directors. The Company has not historically granted equity awards to consultants and no awards have been granted to consultants from the 2022 Plan. There are certain limits on the number of awards that may be granted under the 2022 Plan. For example, no more than 1,250,000 shares of common stock may be granted in the form of incentive stock options.

Director Compensation Limit. The 2022 Plan provides that the value of all awards awarded under the 2022 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $750,000.

Minimum Vesting Period. The minimum vesting period for each equity award granted under the 2022 Plan must be at least one year, provided (1) that up to 5% of the shares authorized for issuance under the 2022 Plan may be utilized for unrestricted stock awards or other equity awards with a minimum vesting period of less than one year and (2) annual awards to non-employee directors that occur in connection with the Company’s annual meeting of stockholders may vest on the date of the Company’s next annual meeting of stockholders. In addition, the Administrator may grant equity awards that vest within one year (i) if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within one year or (ii) if such awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the one year.

Stock Options. The 2022 Plan permits the granting of (i) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) options that do not so qualify. Options granted under the 2022 Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The option exercise price of each option will be determined by the compensation committee. Options are generally granted under the 2022 Plan are awarded in exchange for services rendered to the Company. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be determined by reference to the price of the shares of common stock on NASDAQ. The exercise price of an option may not be reduced after the date of the option grant without stockholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the compensation committee and may not exceed ten years from the date of grant. The compensation committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the compensation committee. In general, unless otherwise permitted by the compensation committee, no option granted under the 2022 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the compensation committee, or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The compensation committee may award stock appreciation rights subject to such conditions and restrictions as the compensation committee may determine. Stock appreciation rights entitle the recipient to shares of common stock or cash equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The compensation committee may award shares of common stock to participants subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards shall not be paid until and only to the extent such vesting conditions are attained).

Restricted Stock Units. The compensation committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock or cash subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the compensation committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the compensation committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The compensation committee may also grant shares of common stock that are free from any restrictions under the 2022 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. The compensation committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock, or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The compensation committee may grant cash bonuses under the 2022 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Change of Control Provisions. In the event of a “sale event,” as defined in the 2022 Plan, awards under the 2022 Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, except as otherwise provided by the compensation committee in the award agreement, upon the effective time of the sale event, all awards with time-based conditions will become vested and exercisable upon the sale event, and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the compensation committee’s discretion or to the extent specified in the relevant award agreement. In addition, the Company may make or provide for payment, in cash or in kind, to participants holding stock options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the stock options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or greater than the per share cash consideration, such option or stock appreciation right shall be cancelled for no consideration). The compensation committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2022 Plan requires the compensation committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2022 Plan, to certain limits in the 2022 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2022 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of stock options or stock appreciation rights or vesting of other awards. The compensation committee may require that tax withholding obligations satisfied by withholding shares of common stock to be issued pursuant to exercise or vesting.. The compensation committee may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2022 Plan and the compensation committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of NASDAQ any amendments that materially change the terms of the 2022 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the compensation committee to be required by the Code to preserve the qualified status of incentive stock options.

Federal Income Tax Consequences of Awards under the Amended 2022 Plan

The U.S. federal income tax consequences of the 2022 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2022 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, the Company is generally entitled to deduct, except to the extent limited by Section 162(m) of the Code, and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although if the participant is subject to the U.S. federal alternative minimum tax, the difference between the option exercise price and the fair market value of the shares at the time of exercise is includible for purposes of such alternative minimum tax. If the shares acquired by exercise of an incentive stock option are held for at least two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon that disposition and (ii) the excess of the fair market value of those shares on the date of exercise over the purchase price, and the Company will be entitled to a corresponding deduction, except to the extent limited by Section 162(m) of the Code.

The current federal income tax consequences of other awards authorized under the 2022 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions constituting a substantial risk of forfeiture lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, restricted stock units, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, except to the extent limited by Section 162(m) of the Code.

If an award is accelerated under the 2022 Plan in connection with a “change in control” (as defined in the 2022 Plan), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under Section 280G of the Code (and certain related excise taxes may be triggered). Furthermore, Section 162(m) of the Code limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for compensation paid to the corporation’s “covered employees.” “Covered employees” include the corporation’s chief executive officer, chief financial officer and three next most highly compensated executive officers. If an individual is determined to be a covered employee for any year beginning after December 31, 2017, then that individual will continue to be a covered employee for future years, regardless of changes in the individual’s compensation or position. Beginning on or after January 1, 2027, the American Rescue Plan Act of 2021 (the “ARPA”) expands the applicability of Section 162(m) of the Code to also include the next five highest paid corporate officers so that the total number of covered employees subject to the $1 million deduction limitation will at least be 10.

New Plan Benefits

The Company has not approved any awards that are conditioned upon stockholder approval of the Amendment. The Administrator has the discretion to grant awards under the 2022 Plan and, therefore, it is not possible as of the date of this Proxy Statement to determine future awards (including options) that will be received by the Company’s named executive officers or others under the 2022 Plan.

Equity Compensation Plan Information

The following table sets forth aggregate summary information as of December 31, 2025 regarding shares of common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans, consisting of the 2022 Plan, the Amended and Restated 2013 Stock Option and Incentive Plan (the "2013 Plan"), the 2017 Plan and the 2020 ESPP. There are no shares that may be issued from the 2013 Plan as of December 31, 2025 and there are no shares that may be issued or exercised under the Incentive Stock Option and Restricted Stock Plan (the “2008 Plan”) as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options and vesting of restricted stock units (#) (1)	Weighted-average exercise price of outstanding options ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by stockholders (2)	12,744,342	3.50	13,335,598	(3)
Equity compensation plans not approved by stockholders (4)	1,584,467	6.84	259,506
Total	14,328,809		13,595,104

(1) Does not include purchase rights accruing under the 2020 ESPP because the purchase right (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.
(2) Consists of the 2022 Plan, the 2013 Plan and the 2020 ESPP.
(3) On December 31, 2025 included 7,642,978 shares available for grant under the 2022 Plan and 5,692,620 shares available for grant under our 2020 ESPP (which includes 258,734 shares that were purchased on February 28, 2026 during the purchase period that commenced on September 1, 2025 and ended on February 28, 2026).
(4) Consists of the 2017 Plan.

Vote Required

For approval, this proposal must receive the affirmative vote of the majority of shares properly cast on the proposal. Abstentions and broker non-votes will have no effect on Proposal Four.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ESPERION THERAPEUTICS, INC. 2022 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED, AS DESCRIBED ABOVE AND SET FORTH IN ANNEX A HERETO.

Report of the Audit Committee of the Board of Directors

The information contained in this audit committee report shall not be deemed to be (1) "soliciting material," (2) "filed" with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Esperion specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.
This report is submitted by the audit committee of the Board. The audit committee currently consists of three directors. None of the members of the audit committee is an officer or employee of Esperion, and the Board has determined that each member of the audit committee is "independent" for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act, and the applicable NASDAQ Stock Market rules. Each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ Stock Market. The Board has designated Mr. Hoffman as an "audit committee financial expert," as defined under the applicable rules of the SEC. The audit committee operates under a written charter adopted by the Board.
The audit committee's general role is to assist the Board in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.
The audit committee has reviewed the company's financial statements for 2025 and met with management, as well as with representatives of Ernst & Young LLP, the company's independent registered public accounting firm, to discuss the financial statements. The audit committee also discussed with members of Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, the audit committee received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and discussed with members of Ernst & Young LLP its independence.
Based on these discussions, the financial statement review and other matters it deemed relevant, the audit committee recommended to the Board that the company's audited financial statements for 2025 be included in its Annual Report on Form 10-K for 2025.
Audit Committee
Robert E. Hoffman (Chairperson)
J. Martin Carroll
Stephen Rocamboli

April 16, 2026

Compensation Committee Report
The compensation committee of the Board has reviewed and discussed the “Executive Officer and Director Compensation” required by Item 402(b) of Regulation S-K with management. Based upon such review and discussions, the compensation committee recommended to our Board that such section be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 10, 2026.

This report of the compensation committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Compensation Committee
Seth H.Z. Fischer (Chairperson)
Robert E. Hoffman
Stephen Rocamboli

April 16, 2026

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of March 31, 2026, for:
•     each person known by us to be the beneficial owner of more than 5% of our common stock;
•     our named executive officers;
•    each of our directors and director nominees; and
•     all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided or known to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
The table lists applicable percentage ownership based on 257,404,876 shares of common stock outstanding as of March 31, 2026. Warrants exercisable within 60 days of March 31, 2026, options to purchase shares of common stock that are exercisable for common stock within 60 days of March 31, 2026, and restricted stock units ("RSUs") that will be vested within 60 days of March 31, 2026, are deemed to be beneficially owned by the persons holding these warrants, options and RSUs for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person's ownership percentage.

	Shares beneficially owned
Name and address of beneficial owner (1)	Number	Percent
5% Stockholders
BlackRock, Inc. (2)	14,265,367	5.5%
Vanguard Group, Inc (3)	13,043,077	5.1%
Named Executive Officers
Sheldon L. Koenig (4)	2,299,525	*	%
Benjamin Halladay (5)	428,239	*	%
John B. Harlow, Jr.	—	*	%
Other Directors
J. Martin Carroll (6)	235,150	*	%
Jay P. Shepard (7)	220,799	*	%
Tracy M. Woody (8)	227,566	*	%
Seth H.Z. Fischer (9)	210,211	*	%
Stephen Rocamboli (10)	208,350	*	%
Craig Thompson	—	*	%
Robert E. Hoffman (11)	25,653	*	%
All directors and executive officers as a group (11 persons) (12)	4,353,743	1.6%
* Represents beneficial ownership of less than one percent.

(1)Unless otherwise indicated, the address for each beneficial owner is c/o Esperion Therapeutics, Inc., 3891 Ranchero Drive, Suite 150, Ann Arbor, MI 48108.

(2)Based solely upon information set forth on Schedule 13G filed by BlackRock, Inc. ("BlackRock") with the SEC on November 8, 2024. According to the Schedule 13G filed on November 8, 2024, BlackRock is deemed to have the sole power to vote or direct the vote with respect to 14,080,436 shares of common stock and sole power to dispose or to direct the disposition with respect to 14,265,367 shares of common stock. BlackRock has its principal business office at 50 Hudson Yards, New York, NY 10001.

(3)Based upon information set forth on Schedule 13G/A filed by Vanguard Group, Inc. ("Vanguard") with the SEC on November 12, 2024 . Based on information contained in the Schedule 13G/A, Vanguard is deemed to have shared power to vote or direct the vote with respect to 145,274 shares of common stock, sole power to dispose or to direct the disposition with respect to

12,834,409 shares of common stock, and shared power to dispose or to direct the disposition with respect to 208,668 shares of common stock. Vanguard has its principal business office at 100 Vanguard Blvd., Malvern, PA 19355. Vanguard subsequently reported on March 26, 2026 that, as a result of its internal realignment, it no longer has, or is deemed to have, beneficial ownership of the Company’s shares held by certain subsidiaries or business divisions. Those certain subsidiaries or business divisions will report ownership separately on a disaggregated basis.

(4)Consists of (a) 565,683 shares of common stock held and (b) 1,733,842 shares of common stock which Mr. Koenig has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of March 31, 2026.

(5)Consists of (a) 192,122 shares of common stock held by Mr. Halladay and (b) 236,117 shares of common stock which Mr. Halladay has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of March 31, 2026.

(6)Consists of (a) 64,650 shares of common stock held, (b) 137,500 shares of common stock which Mr. Carroll has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of March 31, 2026, and (c) 33,000 restricted stock units vesting within 60 days of March 31, 2026.

(7)Consists of (a) 51,599 shares of common stock held and (b) 136,200 shares of common stock which Mr. Shepard has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of March 31, 2026, and (c) 33,000 restricted stock units vesting within 60 days of March 31, 2026.

(8)Consists of (a) 33,566 shares of common stock held and (b) 194,000 shares of common stock which Ms. Woody has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of March 31, 2026. Ms. Woody is not standing for reelection at the Annual Meeting.

(9)Consists of (a) 28,150 shares of common stock held, (b) 149,061 shares of common stock which Mr. Fischer has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of March 31, 2026, and (b) 33,000 restricted stock units vesting within 60 days of March 31, 2026.

(10)Consists of (a) 36,261 shares of common stock held, (b) 139,089 shares of common stock which Mr. Rocamboli has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of March 31, 2026, and (c) 33,000 restricted stock units vesting within 60 days of March 31, 2026. Mr. Rocamboli is not standing for reelection at the Annual Meeting.

(11)Consists of (a) 20,373 shares of common stock which Mr. Hoffman has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of March 31, 2026 and (b) 5,280 restricted stock units vesting within 60 days of March 31, 2026.

(12)See notes (4) through (11) above; also includes 498,250 shares held by Benjamin Looker, the Company's Chief Legal and Corporate Affairs Officer, consisting of (a) 155,380 shares of common stock held and (b) 342,870 option to purchase shares of common stock which Mr. Looker has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of March 31, 2026.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

This section discusses the principles underlying our policies and decisions with respect to the compensation of our executive officers who are named in the 2025 Summary Compensation Table below, or our "named executive officers," and all material factors relevant to an analysis of these policies and decisions. Our named executive officers during 2025 were:

•     Sheldon L. Koenig, our President and Chief Executive Officer;

•     Benjamin Halladay, our Chief Financial Officer; and

•     John B. Harlow, Jr., our Chief Commercial Officer.

Management Changes

Our employment relationship with John B. Harlow, Jr., the Company's Chief Commercial Officer, began on November 17, 2025. Our employment relationship with Eric Warren, the Company's former Chief Commercial Officer, ended on April 18, 2025.

Say-on-Pay Vote and Stockholder Engagement

We from time to time collect feedback from investors on our executive compensation practices through investor outreach and provide this feedback to the compensation committee. Where possible, feedback is compiled from the "say-on-pay" vote and incorporated into compensation planning. Based on the results of last year’s “say-on-pay” vote, members of our management discussed our compensation program with several large shareholders and received positive feedback on the elements of the program. Noting feedback on lack of performance-based vesting equity awards, the compensation committee determined that through the company’s corporate goals-based bonus structure and vesting structure for equity awards, which vest over a four-year period, executive pay is closely tied to company performance.

2025 Summary Compensation Table

The following table provides information regarding the compensation paid and awarded to or earned by our named executive officers for each of the fiscal years set forth below.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($) (1)	Option awards ($) (2)	Non-equity incentive plan compensation ($) (3)	All other compensation ($)		Total ($)
Sheldon L. Koenig	2025	770,833	—	1,260,000	847,929	639,375	17,375	(5)	3,535,512
President and Chief Executive Officer	2024	745,833	—	930,700	982,162	487,500	29,045		3,175,240
Benjamin Halladay	2025	495,833	—	357,000	239,852	247,500	11,750	(6)	1,351,935
Chief Financial Officer	2024	467,333	—	348,500	305,969	235,125	11,500		1,368,427
John B. Harlow, Jr. (4) Chief Commercial Officer	2025	66,875	35,000 (7)	1,608,991	1,101,468	—	769	(8)	2,813,103

(1)The amounts reported represent the aggregate grant date fair value of RSU awards granted to our named executive officers computed in accordance with FASB ASC Topic 718. See Note 14 of the notes to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 10, 2026 for a discussion of our assumptions in determining the grant date fair values of the RSU awards. These amounts do not correspond to the actual value that may be recognized by our named executive officers from these awards.

(2)The amounts reported represent the aggregate grant date fair value of stock option awards granted to our named executive officers computed in accordance with FASB ASC Topic 718. See Note 14 of the notes to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 10, 2026 for a discussion of our assumptions in determining the grant date fair values of the stock option awards. These amounts do not correspond to the actual value that may be recognized by our named executive officers from these awards.

(3)The amounts reported represent cash incentive awards made to our named executive officers under our annual incentive program. See "Executive Officer and Director Compensation—Narrative to 2025 Summary Compensation Table—Annual Cash Incentive Compensation" below for additional information.

(4)Mr. Harlow was hired in November 2025 and thus was not a named executive officer during fiscal year 2024.

(5)The amounts reported represent Company matching contributions to our 401(k) plan of $17,375.

(6)The amounts reported represent Company matching contributions to our 401(k) plan of $11,750.

(7)Under the terms of his employment offer letter, Mr. Harlow received a $35,000 cash sign-on bonus. If Mr. Harlow terminates his employment with the Company within the first 12 months of his start date, he will be required to repay the $35,000 bonus.

(8)The amounts reported represent Company matching contributions to our 401(k) plan of $669 and taxable wellness benefit of $100.

Narrative to 2025 Summary Compensation Table
Base Salary

We provide base salaries to our named executive officers to compensate them with a fair and competitive fixed level of compensation for services rendered during the year. Typically, our compensation committee determines the base salary for each named executive officer based on his or her responsibilities and experience, as well as the recommendation of our CEO for named executive officers other than himself. In addition, our compensation committee reviews and considers the level of base salary paid by companies in our 2025 compensation peer group for similar positions.
The table below sets forth the adjustments to base salary, in dollars and as an approximate percentage, for each of our named executive officers serving in 2025:

Name	2024 Base Salary ($)	2025 Base Salary ($) (1)	Increase (%) (2)
Sheldon L. Koenig	750,000	775,000	3%
Benjamin Halladay	475,000	500,000	5%
John B. Harlow, Jr.	—	535,000	N/A(3)

(1)Base salaries reflected in the above table for 2025 were effective on March 1 of the year, unless noted below.
(2)Salary increases either reflect or included an adjustment to account for standard cost of living adjustments. In addition, the increases to Mr. Halladay's base salary was to more closely align to our peer group and our 50th percentile pay philosophy to ensure continued market competitiveness.
(3)On November 17, 2025, our employment relationship with John B. Harlow, Jr. began. The amount reported represents his base salary rate for 2025.

Annual Cash Incentive Compensation
In 2025, eligible employees, including our named executive officers, had the opportunity to earn cash bonuses under our 2025 cash incentive compensation program, based upon our achievement of the 2025 corporate performance goals approved by our compensation committee. Each of our named executive officers is given a target annual cash incentive opportunity, expressed as a percentage of their annual base salary, which is approved by the compensation committee. Our CEO evaluated our performance against the 2025 goals approved by our compensation committee. Based on this evaluation, our CEO recommended cash bonus payments under our 2025 cash incentive compensation program for each named executive officer other than himself. The compensation committee assessed our performance against the pre-established 2025 goals described below and approved the CEO's cash bonus payments.

The 2025 corporate performance goals approved by our compensation committee, the relative weightings assigned to each goal, our actual achievement during the year as a percentage of the target performance level and the weighted performance against these corporate goals were as follows:

2025 Corporate Base Goals	Relative Weighting (%)	Actual Achievement for 2025 (as a % of target)	Weighted Performance (%)
Achieve annual NEXLETOL/NEXLIZET U.S. net sales goal	45	100	45
Advance the pipeline and leverage infrastructure for business development	20	100	20
Progress the pediatric program and continue to expand bempedoic acid territories across the world	10	100	10
Manage cash used in operations to $215 million within the budgeted base operating plan	10	100	10
Ensure quality product supply availability to every patient without delay or disruption	10	100	10
Focus on culture	5	100	5
Approved 2025 Corporate Base Performance Level	100		100

In 2025, our management team recommended priorities that balanced revenue execution, pipeline value creation, financial discipline, and organizational health, which were discussed and approved by our compensation committee. Achievement of each goal is based on objective metrics based on management recommendation and approved by our compensation committee.
The 2025 corporate performance goals represented six enterprise priorities focused on driving near‑term financial performance while advancing long‑term pipeline value, operational resilience, and culture. Commercial and market access was the top priority of the company and weighted at 45%, centering on exceeding target U.S. net sales, improving 30‑day fill rates through payer and field execution, and expanding regional patient access to drive organic growth. The goals for research & development and business development were weighted at 20%, emphasizing pipeline advancement and platform leverage, including completion of preclinical de‑risking activities, and targeted asset evaluations to support growth through 2025 and beyond. Clinical and regulatory goals, which were weighted at 10%, were focused on timely delivery of the pediatric program and territorial expansion through regulatory filings. Financial management goals, weighted at 10%, were surrounding disciplined cash management within a $215 million operating plan, and ongoing debt stewardship. Quality & supply chain goals, at 10%, prioritized mitigating manufacturing and sourcing risks, completing key tech transfers, and strengthening enterprise risk and compliance systems. Finally, culture was weighted at 5% and reinforced the importance of engagement and performance, with a continued focus on maintaining or improving employee engagement and Great Place To Work scores.

Our compensation committee, with input from the senior members of the management team and our Board, set the targets for our 2025 corporate goals to require a high level of effort and execution on the part of the named executive officers.

In December 2025, our CEO evaluated our performance against each of the 2025 corporate goals and recommended a level of cash bonus payment based on this evaluation and, in the case of Mr. Halladay, his individual contribution to that performance. Subsequently, our compensation committee assessed our actual performance against the 2025 corporate goals. Based on their own evaluation of our performance against the 2025 corporate goals, and after considering the recommendations of our CEO, our compensation committee determined that we had achieved 100% of our corporate goals, resulting in a cash bonus payout for the target annual cash incentive opportunities based upon achievement of the corporate goals at 100% of target. The compensation committee then also considered Mr. Koenig's individual achievement in 2025, and approved additional compensation for his cash bonus payment, as described below.

Following these determinations, our compensation committee approved the following cash bonus payments:

Name	2025 Target Award (% of Base Salary)	2025 Target Award Opportunity ($)	2025 Actual Bonus Payment ($)	2025 Actual Bonus Payment (% of Target Award Opportunity)
Sheldon L. Koenig	75	581,250	639,375	110	(1)
Benjamin Halladay	45	225,000	247,500	110	(1)
John B. Harlow, Jr.	N/A	N/A	N/A	N/A	(2)

(1)Mr. Koenig's and Mr. Halladay's were awarded at 110% of their target annual cash incentive opportunities, based on our compensation committee's recognition of their personal achievements in 2025. Mr Halladay's achievement was primarily related to improving the Company's financial runway by completing an equity financing and paying down our convertible notes, all of which were critical to the Company’s ongoing operations. In addition to the financial achievements, Mr. Koenig's achievement at 110% was given to recognize his service as the interim chief commercial officer for the majority of 2025 until Mr. Harlow's hire in November.

(2)Since Mr. Harlow was hired in November 2025, he was not eligible for an annual bonus payment.

Long-Term Incentive Compensation

Long-term incentive compensation, in the form of equity awards, is granted to our named executive officers based on the discretion of our compensation committee under the terms of our 2022 Plan. Equity awards granted to our named executive officers upon commencement of employment, including Mr. Harlow's initial equity grant in 2025, are typically granted under the terms of the 2017 Plan. Our compensation committee believes that equity awards that are subject to vesting over time are an effective vehicle for aligning team and individual performance with the achievement of our longer-term strategic and financial goals, and with our stockholders' interests. These equity awards are designed to:

•reward demonstrated leadership and performance;

•align our named executive officers' interests with those of our stockholders;

•retain our named executive officers through the term of the awards;

•maintain competitive levels of executive equity incentive compensation; and

•motivate our named executive officers for outstanding future performance.

The market for qualified and talented executives in the biopharmaceutical industry is highly competitive and we compete for talent with many companies, including major pharmaceutical companies that have greater resources than we do. Accordingly, we believe long-term incentive compensation in the form of equity awards is a crucial component of any competitive executive compensation package we offer.

In 2025, following review of a competitive market analysis prepared by its compensation consultant, the target equity award values were established by our compensation committee, taking into consideration the 25th, 50th, and 75th percentile values of equity awards granted by our peers.

Our equity awards have been in the form of options to purchase shares of our common stock and restricted stock unit ("RSU") awards, both of which typically vest over four years, which we believe provides an incentive to our named executive officers to create value over the long-term and to remain with the Company. We typically grant equity awards to each of our named executive officers upon commencement of employment, annually in conjunction with our review of individual performance or in connection with a promotion or as a special incentive. We may also grant additional equity awards from time to time to our named executive officers to reward demonstrated leadership and performance, further align our named executive officers' interests with those of our stockholders, further our retention objectives, maintain competitive levels of executive equity incentive compensation and motivate our named executive officers for outstanding future performance.

All equity awards granted to our named executive officers are approved by our compensation committee and, other than equity awards granted to new hires, or those made in connection with a promotion, are typically granted in March. The target values of these equity awards vary among our named executive officers based on various factors, including their annual performance assessments and anticipated future contributions. Generally, our compensation committee’s compensation consultant, prepares and provides our CEO with a competitive market analysis of the equity awards granted to the executive in comparable positions to our named executive officers at the companies in our compensation peer group. After reviewing this analysis, our CEO prepares a recommendation of the equity awards to be granted to our executives, including our named executive officers (other than himself), based on his assessment of each individual officer’s performance and our overall company performance. After reviewing these recommendations, our compensation committee then conducts its own evaluation of the competitive market analysis and then approves our named executive officers’ equity awards, if any, for the award cycle. All stock options granted to our named executive officers have exercise prices equal to the fair market value of our common stock on the date of grant, so that the recipient will not realize any value from their options unless our share price increases above the exercise price.

The Company may grant equity awards to newly hired executives to attract and retain experienced leadership in a competitive market and to offset compensation forfeited from prior employment. These awards are designed to align executive incentives with long‑term stockholder value creation, promote retention through multi‑year vesting, and support the Company’s long‑term strategic objectives. The Compensation Committee considers market data, role responsibilities, experience, and internal equity when determining such awards, which are not intended to be recurring. Such awards were granted to Mr. Harlow upon his initial hire in November 2025 based on benchmarking data.

For additional information regarding the equity awards granted to our named executive officers in 2025, including the vesting terms of such awards, see the “2025 Summary Compensation Table” and the “Outstanding Equity Awards at 2025 Fiscal Year-End Table” below.

Employee Benefits
In addition to the primary elements of compensation described above, our named executive officers are also eligible to participate in the broad-based employee benefits programs available to all of our employees, including health insurance, life and disability insurance and our 401(k) plan. We match, in cash, 50% of the contributions to the Esperion Therapeutics' 401(k) plan by our employees, including our named executive officers, on the first 12% deferral election, limited to 6% of their base salary each pay period. The 401(k) match vests over a three-year period as follows: on or after the first anniversary of date of hire: 33%; on or after the second anniversary of date of hire: 67%; on or after the third anniversary of date of hire: 100%. In addition, we provide for taxable domestic partner fringe benefits for healthcare, an annual $100 taxable wellness reimbursement, and allowance of a guest to be included on the annual sales company award trip.
Severance and Change in Control Arrangements

We have entered into employment agreements with each of our named executive officers that provide for specified payments and benefits in connection with a termination of employment by the Company without cause or a resignation by the executive officer for good reason, including in connection with a change in control of the Company. Our goal in providing these payments and benefits is to offer sufficient cash continuity protection such that our named executive officers will focus their full time and attention on the requirements of the business rather than the potential implications for their respective positions. We prefer to have certainty regarding the potential severance amounts payable to our named executive officers, rather than negotiating severance at the time that a named executive officer's employment terminates. We have also determined that accelerated vesting provisions with respect to time-based equity awards upon a change in control of the Company are appropriate in certain circumstances because they encourage our named executive officers to stay focused on the business in those circumstances, rather than focusing on the potential implications for them personally. In addition, these employment agreements with our named executive officers contain non-solicitation, non-competition and confidentiality provisions. None of the employment agreements with our named executive officers provide for tax gross-ups or other reimbursement for tax amounts they may be obligated to pay.

For a description of severance and change in control arrangements with our named executive officers, see "Payments upon Termination of Employment or Change in Control" below.

Outstanding Equity Awards at 2025 Fiscal Year-End Table

The following table shows information regarding outstanding equity awards held at December 31, 2025, by our named executive officers.

		Option awards				Stock awards
Name	Grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($) (1)
Sheldon L. Koenig	1/28/2021 (2)	150,000	—	32.12	1/28/2031	—	—
	5/17/2021 (3)	120,000	—	20.87	5/17/2031	—	—
	10/29/2021 (4)	37,850	—	8.94	10/29/2031	—	—
	3/14/2022 (5)	461,250	30,750	4.74	3/14/2032	—	—
	6/7/2022 (6)	91,000	—	6.20	6/7/2032	—	—
	3/14/2023 (7)	305,932	139,068	4.02	3/14/2033	—	—
	3/14/2024 (8)	280,875	361,125	2.05	3/14/2034	—	—
	3/14/2025 (10)	141,186	611,814	1.50	3/14/2035	—	—
	3/14/2022 (5)	—	—	—	—	7,250	26,825
	3/14/2023 (7)	—	—	—	—	32,818	121,427
	3/14/2024 (8)	—	—	—	—	255,375	944,888
	3/14/2025 (10)	—	—	—	—	682,500	2,525,250
Benjamin Halladay	12/9/2022 (9)	49,500	16,500	5.09	12/09/2032	—	—
	3/14/2023 (7)	26,807	12,193	4.02	3/14/2033	—	—
	3/14/2024 (8)	87,500	112,500	2.05	3/14/2034	—	—
	3/14/2025 (10)	39,936	173,064	1.50	3/14/2035	—	—
	3/14/2022 (5)	—	—	—	—	400	1,480
	12/9/2022 (9)	—	—	—	—	11,000	40,700
	3/14/2023 (7)	—	—	—	—	2,875	10,638
	3/14/2024 (8)	—	—	—	—	95,625	353,813
	3/14/2025 (10)	—	—	—	—	193,375	715,488
John B. Harlow, Jr.	12/4/2025 (11)	—	380,000	3.79	12/4/2035	—	—
	12/4/2025 (11)	—	—	—	—	424,536	1,570,783
(1)The market value of the unvested units is calculated based on the number of unvested units at December 31, 2025, and the closing market price of the Company's common stock on December 31, 2025, the last trading day of 2025, of $3.70 per share.

(2)The awards vest over a four-year period, with 25% of the shares vesting on the one-year anniversary of December 15, 2020, and 1/16th vesting on each quarterly anniversary of such date thereafter, subject to continued employment through each such date.

(3)The awards vest over a four-year period, with 25% of the shares vesting on the one-year anniversary of June 15, 2021, and 1/16th vesting on each quarterly anniversary of such date thereafter, subject to continued employment through each such date.

(4)These performance-based grants vest 50% upon the CVOT public presentation of results and 50% upon obtaining approval for cardiovascular risk reduction into the U.S. label.

(5)The awards vest over a four-year period in equal quarterly installments, with the first installment on June 15, 2022, subject to continued employment through each such date.

(6)These performance-based options vest upon obtaining approval for cardiovascular risk reduction into the U.S. label.

(7)The awards vest over a four-year period in equal quarterly installments, with the first installment on June 15, 2023, subject to continued employment through each such date.

(8)The awards vest over a four-year period in equal quarterly installments, with the first installment on June 15, 2024, subject to continued employment through each such date.

(9)The awards vest over a four-year period in equal quarterly installments, with the first installment on March 15, 2023, subject to continued employment through each such date.

(10)The awards vest over a four-year period in equal quarterly installments, with the first installment on June 15, 2025, subject to continued employment through each such date.

(11)The awards vest over a four-year period, with 25% of the shares vesting on the one-year anniversary of December 15, 2025, and 1/16th vesting on each quarterly anniversary of such date thereafter, subject to continued employment through each such date.

Payments upon Termination of Employment or Change in Control
Employment Agreements

We have entered into amended and restated employment agreements with each of our named executive officers. Except as noted below, these amended and restated employment agreements provide for "at will" employment.

Mr. Koenig

On June 9, 2022, we entered into an amended and restated employment agreement with Mr. Koenig. Pursuant to his employment agreement, in the event that Mr. Koenig’s employment is terminated by the Company without "cause" (as defined in the employment agreement), subject to his execution and non-revocation of a separation agreement that includes a customary release of claims in favor of the Company, he is entitled to receive (i) an amount equal to eighteen months of his then-current annual base salary, payable in eighteen monthly installments, and (ii) if he is participating in our group health plan immediately prior to his termination, a monthly cash payment until the earlier of eighteen months following termination or the end of his COBRA health continuation period in an amount equal to the amount that we would have made to provide health insurance to him had he remained employed with us. In the event of a "sale event" (as defined in the employment agreement), all stock options and other stock-based awards with time-based vesting held by Mr. Koenig will immediately accelerate and become exercisable or non-forfeitable as of the date of the sale event. In the event that Mr. Koenig’s employment is terminated by the Company without "cause" (as defined in the employment agreement) or he resigns his employment for "good reason" (as defined in the employment agreement), in either case within a 12 month period following a sale event, subject to his execution and non-revocation of a separation agreement that includes a customary release of claims in favor of the Company, he is entitled to receive (i) an amount equal to two times his then-annual base salary, plus two times his target bonus, payable in lump sum within 60 days after the date of termination, and (ii) if he is participating in our group health plan immediately prior to his termination, a cash payment equal to the amount that we would have made to provide health insurance to him had he remained employed with us for 18 months following termination. In addition, Mr. Koenig has entered into an employee non-competition, non-solicitation, confidentiality and assignment agreement that contains, among other things, non-competition and non-solicitation provisions that apply during the term of his employment and for one year thereafter.

Mr. Halladay

On November 16, 2022, we entered into an amended and restated employment agreement with Mr. Halladay. Pursuant to his employment agreement, in the event that Mr. Halladay’s employment is terminated by the Company without "cause" (as defined in the employment agreement), subject to his execution and non-revocation of a separation agreement that includes a customary release of claims in favor of the Company, he is entitled to receive (i) an amount equal to twelve months of his then-current annual base salary, payable in twelve monthly installments, and (ii) if he is participating in our group health plan immediately prior to his termination, a monthly cash payment until the earlier of twelve months following termination or the end of his COBRA health continuation period in an amount equal to the amount that we would have made to provide health insurance to him had he remained employed with us. In the event that Mr. Halladay's employment is terminated by the Company without “cause” (as defined in the employment agreement) or he resigns his employment for "good reason" (as defined in the employment agreement), in either case within a 12 month period following a "sale event" (as defined in the employment agreement), subject to his execution and non-revocation of a separation agreement that includes a customary release of claims in favor of the Company, he is entitled to receive (i) an amount equal to his then-annual base salary, plus his target bonus, payable in lump sum within 60 days after the date of termination, and (ii) if he is participating in our group health plan immediately prior to his termination, a cash payment equal to the amount that we would have made to provide health insurance to him had he remained employed with us for twelve months following termination. In addition, Mr. Halladay has entered into an employee non-competition, non-solicitation, confidentiality and assignment agreement that contains, among other things, non-competition and non-solicitation provisions that apply during the term of his employment and for one year thereafter.

Mr. Harlow

Effective November 17, 2025, we entered into an employment agreement with Mr. Harlow. Pursuant to his employment agreement, in the event that Mr. Harlow’s employment is terminated by the Company without "cause" (as defined in the employment agreement), subject to his execution and non-revocation of a separation agreement that includes a customary release of claims in favor of the Company, he is entitled to receive (i) an amount equal to twelve months of his then-current annual base salary, payable in twelve monthly installments, and (ii) if he is participating in our group health plan immediately prior to his termination, a monthly cash payment until the earlier of twelve months following termination or the end of his COBRA health continuation period in an amount equal to the amount that we would have made to provide health insurance to him had he remained employed with us. In the event that Mr. Harlow’s employment is terminated by the Company without “cause " (as defined in the employment agreement) or he resigns his employment for "good reason" (as defined in the employment agreement), in either case within a 12 month period following a "sale event" (as defined in the employment agreement), subject to his execution and non-revocation of a separation agreement that includes a customary release of claims in favor of the Company, he is entitled to receive (i) an amount equal to his then annual base salary, plus his target bonus, payable in lump sum within 60 days after the date of termination, and (ii) if he is participating in our group health plan immediately prior to his termination, a cash payment equal to the amount that we would have made to provide health insurance to him had he remained employed with us for twelve months following termination. In addition, Mr. Harlow has entered into an employee non-competition, non-solicitation, confidentiality and assignment agreement that contains, among other things, non-competition and non-solicitation provisions that apply during the term of his employment and for one year thereafter.

Director Compensation Policy
Each of the non-employee members of our Board of Directors is entitled to the following equity compensation pursuant to our non-employee director compensation policy:

•Upon initial election to our Board of Directors, each non-employee director receives an option to purchase 40,000 shares of our common stock. Such initial equity awards vest in equal annual installments during the three years following the grant date, subject to the director’s continued service on the Board as of each vesting date.

•Effective May 29, 2025, each continuing non-employee director of our Board has a choice between receiving an annual option to purchase 44,000 shares of our common stock and 33,000 RSUs, or an annual option to purchase 88,000 shares of our common stock, immediately following the Company's Annual Meeting of Stockholders. Prior to May 29, 2025, each continuing non-employee director of our Board receives an annual option to purchase 32,500 shares of our common stock and 23,000 RSUs, or an annual option to purchase 65,000 shares of our common stock, immediately following the Company’s Annual Meeting of Stockholders. Such annual equity award vests on the earlier of the one-year anniversary of the grant date and the Company’s next Annual Meeting of Stockholders, subject to the director’s continued service on the Board as of each vesting date. The number of shares of our common stock subject to the options granted is pro-rated based on the number of calendar days served by such director during the applicable year.

All the foregoing restricted stock units will become immediately vested upon a change in control of the Company, subject to the director’s continued service on the Board at that time.
Each of the non-employee members of our Board of Directors also annually receives a $50,000 cash retainer for general availability and participation in meetings and conference calls of our Board. Additionally, the audit committee chairperson annually receives a $20,000 cash retainer, each audit committee member (other than the chairperson) annually receives a $10,000 cash retainer, the compensation committee chairperson annually receives a $15,000 cash retainer, each compensation committee member (other than the chairperson) annually receives a $7,500 cash retainer, the nominating and corporate governance committee chairperson annually receives a $10,000 cash retainer and each nominating and corporate governance committee member (other than the chairperson) annually receives a $5,000 cash retainer. The Lead Independent Director receives an additional annual cash retainer of $25,000. The Non-Executive Chairperson of the Board of Directors receives an additional annual cash retainer of $35,000. The compliance committee chairperson annually receives a $15,000 cash retainer and each compliance committee member (other than the chairperson) annually receives a $7,500 cash retainer. The commercial committee chairperson annually receives a $15,000 cash retainer and each commercial committee member (other than the chairperson) annually receives a $7,500 cash retainer. The amounts for such annual retainers are pro-rated based on the number of calendar days served by such director during the applicable year.

We reimburse each member of our Board of Directors who is not an employee for reasonable travel and other expenses in connection with attending meetings of our Board or committees thereof.

The following table provides compensation information for the fiscal year ended December 31, 2025, for each member of our Board of Directors, other than those whose information is reflected in the 2025 Summary Compensation Table. Mr. Koenig did not receive any compensation for his services as director during the year ended December 31, 2025. No member of our Board of Directors employed by us receives separate compensation for services rendered as a member of our Board.

2025 Director Compensation Table

Director Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($) (1) (2)	Stock Option Awards ($) (1) (2)	All Other Compensation	Total ($)
J. Martin Carroll	95,000	28,730	28,474	—	152,204
Seth H.Z. Fischer	75,504	28,730	28,474	—	132,708
Alan Fuhrman (3)	51,250	—	—	—	51,250
Antonio M. Gotto, Jr., M.D., D.Phil. (3)	36,819	—	—	30,000	66,819
Robert E. Hoffman	35,262	4,597	46,519	—	86,378
Stephen Rocamboli	67,500	28,730	28,474	—	124,704
Jay P. Shepard	70,504	28,730	28,474	—	127,708
Craig Thompson	17,500	—	29,999	—	47,499
Nicole Vitullo (3)	45,188	—	32,917	—	78,105
Tracy M. Woody	72,258	—	56,948	—	129,206
Amounts represent the aggregate grant date fair value of the RSU and stock option awards computed in accordance with FASB ASC Topic 718. See Note 14 of the notes to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 10, 2026, for a discussion of our assumptions in determining the grant date fair values of equity awards. This amount does not correspond to the actual value that may be recognized by our non-employee directors from these awards.

(1)As of December 31, 2025, our non-employee directors held the following aggregate number of unexercised stock options and unvested RSUs:

Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unvested Restricted Stock Units
J. Martin Carroll	137,500	33,000
Seth H.Z. Fischer	149,061	33,000
Antonio M. Gotto, Jr., M.D., D.Phil. (3)	32,100	—
Robert E. Hoffman	47,040	5,280
Stephen Rocamboli	139,089	33,000
Jay P. Shepard	136,200	33,000
Craig Thompson	40,000	—
Nicole Vitullo (3)	226,100	—
Tracy M. Woody	194,000	—

(2)Alan Fuhrman resigned as a director effective as of May 29, 2025. Antonio M. Gotto, Jr. and Nicole Vitullo resigned as directors effective as of June 1, 2025. Dr. Gotto's stock options will expire on June 1, 2026, and his compensation included $30,000 of cash consulting fees following his departure from the Board. Ms. Vitullo's stock options will expire on June 1, 2027.

Other Compensation Policies

Compensation Recovery Policy

We maintain a compensation recovery policy that complies with Rule 10D-1 of the Exchange Act and the applicable NASDAQ listing rules. The compensation recovery policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

Tax Considerations

None of our executive officers or non-employee members of our Board are entitled to a gross-up or other reimbursement for tax amounts they might pay pursuant to Section 4999 or Section 409A of the Code. Sections 280G and 4999 of the Code provide that executive officers, directors who hold significant stockholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of our Company that exceed certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax.

Generally, Section 162(m) of the Code disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid for any fiscal year to “covered employees” of the Company. With respect to taxable years before January 1, 2018, remuneration in excess of $1 million was exempt from this deduction limit if it qualified as “performance-based compensation” within the meaning of Section 162(m).

Under the Tax Cuts and Jobs Act of 2017, effective for taxable years that began after December 31, 2017, (1) the scope of Section 162(m) was expanded such that all named executive officers are “covered employees” and anyone who was a named executive officer in any year after 2016 will remain a covered employee for as long as he or she (or his or her beneficiaries) receive compensation from the Company and (2) the exception to the deduction limit for commission-based compensation and performance-based compensation was eliminated except with respect to certain grandfathered arrangements in effect as of November 2, 2017 that are not subsequently materially modified. Accordingly, compensation paid to our named executive officers in excess of $1 million will not be deductible unless it qualifies for the transition relief applicable to certain arrangements in place as of November 2, 2017, as described above.

The compensation committee believes that stockholder interests are best served if the committee retains maximum flexibility to design executive compensation programs that meet stated business objectives. For these reasons, the compensation committee, while considering tax deductibility as a factor in determining executive compensation, may not limit such compensation to those levels that will be deductible, particularly in light of the expansion of the covered employee group and the elimination of the exception for performance-based compensation.

Pay versus Performance

The following table reports the compensation of our Principal Executive Officer (our "PEO") and the average compensation of our other Named Executive Officers (our "Other NEOs") for the past three fiscal years, as well as their “compensation actually paid” as calculated pursuant to Item 402(v) of Regulation S-K and certain performance measures required by such Item.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Other NEOs	Average Compensation Actually Paid to Other NEOs	Value of Initial Fixed $100 Investment Based On Total Stockholder Return	Net Loss (in thousands)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	3,535,512	$7,098,257	$2,082,519	$2,577,896	$59.39	$(22,682)
2024	$3,175,240	$2,729,864	$1,379,914	$977,475	$35.31	$(51,745)
2023	$2,968,565	$395,236	$1,251,223	$596,326	$47.99	$(209,248)

(a) For 2025, 2024 and 2023, Mr. Koenig served as our PEO. For 2025, Mr. Halladay and Mr. Harlow served as our Other NEOs. For 2024, Dr. Foody, Mr. Halladay, Mr. Looker, and Mr. Warren served as our Other NEOs. For 2023, Dr. Foody and Mr. Warren served as our Other NEOs.

(b) The dollar amounts reported are the amounts of total compensation reported for Mr. Koenig for each corresponding year in the “Total” column of the applicable "Summary Compensation Table."

(c) The 2025 Summary Compensation Table totals for the PEO for each fiscal year were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate “compensation actually paid”:

Year	Summary Compensation Table Total for PEO	Equity Award Adjustments for PEO (1)	Compensation Actually Paid to PEO
2025	$3,535,512	$3,562,745	$7,098,257
2024	$3,175,240	$(445,376)	$2,729,864
2023	$2,968,565	$(2,573,329)	$395,236

(1) Equity award adjustment amounts reflect the aggregate of the following components, as applicable: (i) the fair value as of the end of the listed fiscal year of unvested equity awards granted in that fiscal year; (ii) the change in fair value during the listed fiscal year of equity awards granted in prior fiscal years that remained outstanding and unvested at the end of the listed fiscal year; and (iii) the change in fair value during the listed fiscal year through the vesting date of equity awards granted in prior fiscal years that vested during the listed fiscal year, less the fair value at the end of the prior fiscal year of awards granted prior to the listed fiscal year that failed to meet applicable vesting conditions during the listed fiscal year. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate the fair values did not materially differ from those disclosed at the time of the grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Change from Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Change in Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$2,044,004	$865,943	$672,502	$(19,704)	$—	$—	$3,562,745
2024	$110,338	$(328,101)	$56,545	$(284,158)	$—	$—	$(445,376)
2023	$(313,336)	$(1,348,054)	$(188,668)	$(723,271)	$—	$—	$(2,573,329)

(d) The dollar amounts reported are the average of the amounts of total compensation reported for our Other NEOs named in (a) for each corresponding year in the “Total” column of the applicable "Summary Compensation Table".

(e) The Average Summary Compensation Table totals for our Other NEOs for each fiscal year were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate “compensation actually paid”:

Year	Average Summary Compensation Table Total for Other NEOs	Equity Award Adjustments for Other NEOs (1)	Incremental Cost Adjustment for Other NEOs (2)	Average Compensation Actually Paid to Other NEOs
2025	$2,082,519	$495,377	$—	$2,577,896
2024	$1,379,914	$(324,697)	$(77,742)	$977,475
2023	$1,251,223	$(654,897)	$—	$596,326

(1) Equity award adjustment amounts reflect the aggregate of the following components, as applicable: (i) the fair value as of the end of the listed fiscal year of unvested equity awards granted in that fiscal year; (ii) the change in fair value during the listed fiscal year of equity awards granted in prior fiscal years that remained outstanding and unvested at the end of the listed fiscal year; and (iii) the change in fair value during the listed fiscal year through the vesting date of equity awards granted in prior fiscal years that vested during the listed fiscal year, less the fair value at the end of the prior fiscal year of awards granted prior to the listed fiscal year that failed to meet applicable vesting conditions during the listed fiscal year. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate the fair values did not materially differ from those disclosed at the time of the grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Change from Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Change in Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$257,593	$140,976	$95,208	$1,600	$—	$—	$495,377
2024	$(112,213)	$(47,710)	$17,080	$(55,691)	$(126,163)	$—	$(324,697)
2023	$(31,136)	$(405,132)	$(46,302)	$(172,327)	$—	$—	$(654,897)

(2) Represents incremental fair value from the modification of equity awards in accordance with FASB ASC Topic 718 associated with termination of employment of Dr. Foody in 2024.

(f) Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2023, 2024 or 2025.

(g) The dollar amounts reported represent the amount of net income (loss) reflected in the audited financial statements for the applicable year.

Relationship Between Compensation Actually Paid and Performance Measures

The graph below reflects the relationship between our PEO and our average Other NEO compensation actually paid and net loss reported from 2023 to 2025:

Compensation Actually Paid and Net Loss
Compensation Actually Paid
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Net Loss
$-
$(50,000)
$(100,000)
$(150,000)
$(200,000)
$(250,000)
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Net Loss (in thousands)

The graph below reflects the relationship between our PEO and our average Other NEO compensation actually paid and cumulative TSR from 2023 to 2025:

Compensation Actually Paid and Cumulative TSR
Compensation Actually Paid
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Investment Value
$70
$60
$50
$40
$30
$20
$10
$-
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Value of Initial Fixed $100 Investment Based On Total Shareholder Return

Policies and Practices Related to the Grant of Certain Equity Awards

It is the policy of our Board and the compensation committee to not take material non-public information into account when determining the timing of equity awards in order to take advantage of a depressed stock price or an anticipated increase in stock price. Similarly, it is our practice not to time the release of material non-public information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

We generally make awards on pre-determined dates in accordance with our equity award grant policy. Typically, annual equity awards to eligible employees, including our executive officers, are made on March 14 of the calendar year following approval of such awards, which approval generally occurs at the regularly-scheduled Board or the compensation committee (as applicable) meeting in December. Annual awards to members of our Board are made on the date of our annual meeting of stockholders, and awards to new hires or in connection with a promotion are generally made on the first trading day of the month following the later of approval of the award or the employee’s date of hire or promotion, as applicable, except that new hire executive grants are generally made as of the date of hire. During 2025, we did not grant any stock options, stock appreciation rights or similar option-like instruments to any of our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-K, 10-Q or 8-K that discloses material non-public information.

Compensation Committee Interlocks and Insider Participation

During 2025, Mr. Fischer, Mr. Fuhrman, Mr. Hoffman, and Mr. Rocamboli served as members of our compensation committee. No member of the compensation committee was an employee or officer of Esperion during 2025, a former officer of Esperion, or had any other relationship with us requiring disclosure herein.
During the last fiscal year, none of our executive officers served as: (1) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee; (2) a director of another entity, one of whose executive officers served on our compensation committee; or (3) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Board.

RELATED PARTY TRANSACTIONS
Other than compensation arrangements described under "Executive Officer and Director Compensation" in this Proxy Statement, we describe below transactions and series of similar transactions since January 1, 2024, to which we were a party or will be a party, in which:
•the amounts involved exceeded or will exceed $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2025 and 2024); and

•any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or entities affiliated with, the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and named executive officers are described elsewhere in this Proxy Statement.
Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys' fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person's services as a director or executive officer.
Procedures for Approval of Related Party Transactions
Our audit committee reviews and approves transactions with directors, officers and holders of 5% or more of our capital stock and their affiliates, each of whom we refer to as a related party. We have adopted a written related party transaction approval policy that governs the review of related party transactions. Pursuant to this policy, our audit committee shall review the material facts of all related party transactions. The audit committee shall take into account, among other factors that it deems appropriate, whether the related party transaction is on terms no less favorable to us than terms generally available in a transaction with an unrelated third party under the same or similar circumstances and the extent of the related party's interest in the related party transaction. Further, when stockholders are entitled to vote on a transaction with a related party, the material facts of the related party's relationship or interest in the transaction are disclosed to the stockholders, who must approve the transaction in good faith.

TRANSACTION OF OTHER BUSINESS
Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Esperion Therapeutics, Inc., 3891 Ranchero Drive, Suite 150, Ann Arbor, MI 48108, Attention: Corporate Secretary, telephone: 734-887-3903. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

ADDITIONAL INFORMATION
Procedures for Submitting Stockholder Proposals

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. Our bylaws provide that, for nominations of persons for election to our Board or other proposals to be considered at an Annual Meeting of stockholders, a stockholder must give written notice to our Corporate Secretary at 3891 Ranchero Drive, Suite 150, Ann Arbor, MI 48108, not later than the close of business on February 26, 2027 (90 days prior to the first anniversary of the date of the preceding year's Annual Meeting), nor earlier than the close of business on January 28, 2027 (120 days prior to the first anniversary of the date of the preceding year's Annual Meeting). However, the bylaws also provide that in the event the date of the Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person's written consent to be named in the proxy statement and to serve as a director if elected and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information.
The advance notice requirements for the Annual Meeting are as follows: a stockholder's notice shall be timely if delivered to our Secretary at the address set forth above not later than the close of business on the later of the 90th day prior to the scheduled date of the Annual Meeting or the 10th day following the day on which public announcement of the date of the Annual Meeting is first made or sent by us.
To comply with the SEC's universal proxy rules, stockholders who intend to solicit their proxies in support of director nominees other than our Company's nominees in connection with our 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 29, 2027.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials. In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2027 Annual Meeting, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 17, 2026. Such proposals must be delivered by mail to our Secretary, c/o Esperion Therapeutics, Inc., 3891 Ranchero Drive, Suite 150, Ann Arbor, MI 48108. We also encourage you to submit any such proposals via email to investorrelations@esperion.com.
Where You Can Find Additional Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov. You may also access any document we file with the SEC on our website at https://www.esperion.com/investor-relations/financial-information.
You should rely on the information contained in this document to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 16, 2026. You should not assume that the information contained in this document is accurate as of any date other than that date, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

ANNEX A
ESPERION THERAPEUTICS, INC.
2022 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Esperion Therapeutics, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non‑Employee Directors who are independent.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of

Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Minimum Vesting Period” means the one-year period following the date of grant of an Award.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).
“Stock” means the Common Stock, par value 0.001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.
SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

A.Administration of Plan. The Plan shall be administered by the Administrator.
B.Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
i.to select the individuals to whom Awards may from time to time be granted;
ii.to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
iii.to determine the number of shares of Stock to be covered by any Award;
iv.to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
v.to accelerate at any time the exercisability or vesting of all or any portion of any Award;
vi.subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
vii.at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
C.Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company including the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
D.Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

E.Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
F.Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
SECTION 3: STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
A.Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 4,400,000 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any awards under the Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 1,250,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
B.Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
C.Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
D.Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $750,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
E.Effect of Awards. The grant of any full value Award (i.e., an Award other than an Option or a Stock Appreciation Right) shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award of 1 share of Stock for each such share of Stock actually subject to the Award. The grant of an Option or a Stock Appreciation Right shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award for one share of Stock for each such share of Stock actually subject to the Award. Any forfeitures, cancellations or other terminations (other than by exercise) of such Awards shall be returned to the reserved pool of shares of Stock under the Plan in the same manner.
F.Minimum Vesting Period. The vesting period for each Award granted under the Plan must be at least equal to the Minimum Vesting Period; provided, however, nothing in this Section 3(f) shall limit the Administrator’s authority to accelerate the vesting of Awards as set forth in Section 2(b)(v) above; and, provided further, notwithstanding the foregoing, up to 5% of the shares of Stock authorized for issuance under the Plan may be utilized for Unrestricted Stock Awards or other Awards with a vesting period that is less than the Minimum Vesting Period (each such Award, an “Excepted Award”). Notwithstanding the foregoing, in addition to Excepted Awards, the Administrator may grant Awards that vest (or permit previously granted Awards to vest) within the Minimum Vesting Period (i) if such Awards are granted as substitute Awards in replacement of other Awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the Minimum Vesting Period or (ii) if such Awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the Minimum Vesting Period.
SECTION 4. ELIGIBILITY
Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.
SECTION 5. STOCK OPTIONS
A.Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
B.Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
C.Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
D.Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
E.Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:
i.In cash, by certified or bank check or other instrument acceptable to the Administrator;
ii.Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
iii.By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
iv.With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
F.Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
SECTION 6. STOCK APPRECIATION RIGHTS
A.Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
B.Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
C.Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
D.Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
SECTION 7. RESTRICTED STOCK AWARDS
A.Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
B.Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that any dividends paid by the Company during the vesting period shall accrue and shall not be paid to the grantee until and only to the extent the Restricted Stock Award vests. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
C.Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
D.Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.
SECTION 8. RESTRICTED STOCK UNITS
A.Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
B.Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
C.Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock

Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
D.Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 9. UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10. CASH-BASED AWARDS
Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.
SECTION 11. DIVIDEND EQUIVALENT RIGHTS
A.Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. Notwithstanding the foregoing, Dividend Equivalents shall at all times be subject to restrictions and risk of forfeiture to the same extent as the underlying Award and shall not be paid unless and until the underlying Award vests.
B.Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 12. TRANSFERABILITY OF AWARDS
A.Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
B.Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee

(who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
C.Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
D.Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
SECTION 13. TAX WITHHOLDING
A.Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
B.Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
SECTION 14. SECTION 409A AWARDS
Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

A.Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.
B.For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
i.a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
ii.an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 16. AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).
SECTION 17. STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 18. GENERAL PROVISIONS
A.No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
B.Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
C.Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
D.Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
E.Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
F.Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.
SECTION 19. EFFECTIVE DATE OF PLAN
This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.
SECTION 20. GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: April 13, 2022
DATE APPROVED BY STOCKHOLDERS: May 26, 2022

FIRST AMENDMENT
TO
ESPERION THERAPEUTICS, INC.
2022 Stock Option and Incentive Plan

C. The Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan (as amended, the “Plan”) is hereby amended by the Board of Directors of Esperion Therapeutics, Inc. (the “Company”), subject to approval of the Company’s stockholders, to, among other things, increase the aggregate number of shares authorized for issuance under the Plan by 6,250,000 shares of common stock, par value $0.001 per share, of the Company:

1. The first sentence of Section 3 of the Plan is hereby amended and restated in its entirety as follows:

The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 10,650,000 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3.

D. Except as amended herein, the Plan is confirmed in all other respects.

Approved by the Board of Directors on April 1, 2023.
Approved by the Company’s stockholders on June 15, 2023.

SECOND AMENDMENT
TO
ESPERION THERAPEUTICS, INC.
2022 STOCK OPTION AND INCENTIVE PLAN

The Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan (as amended, the “Plan”) is hereby amended by the Board of Directors (the “Board”) of Esperion Therapeutics, Inc., a Delaware corporation (the “Company”), subject to approval of the Company’s stockholders, to, among other things, increase the aggregate number of shares authorized for issuance under the Plan by 6,250,000 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”):

1.    The first sentence of Section 3 of the Plan is hereby amended and restated in its entirety as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 16,900,000 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3.”

2. This Second Amendment to the Plan shall become effective upon the date that it is approved by the Company’s stockholders in accordance with applicable laws and regulations at an annual or special meeting held within twelve months of the date it is adopted by the Board.

3. Except as expressly amended hereby, all other provisions of the Plan shall remain unchanged.

Adopted by the Board on April 1, 2024.
Approved by the Company’s stockholders on May 23, 2024.

THIRD AMENDMENT
TO
ESPERION THERAPEUTICS, INC.
2022 STOCK OPTION AND INCENTIVE PLAN

The Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan (as amended, the “Plan”) is hereby amended by the Board of Directors (the “Board”) of Esperion Therapeutics, Inc., a Delaware corporation (the “Company”), subject to approval of the Company’s stockholders, to, among other things, increase the aggregate number of shares authorized for issuance under the Plan by 6,250,000 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”):

1.    The first sentence of Section 3 of the Plan is hereby amended and restated in its entirety as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 23,150,000 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3.”

2.    This Third Amendment to the Plan shall become effective upon the date that it is approved by the Company’s stockholders in accordance with applicable laws and regulations at an annual or special meeting held within twelve months of the date it is adopted by the Board.

3.    Except as expressly amended hereby, all other provisions of the Plan shall remain unchanged.

Adopted by the Board on April 1, 2025.
Approved by the Company’s stockholders on May 29, 2025.

FOURTH AMENDMENT
TO
ESPERION THERAPEUTICS, INC.
2022 STOCK OPTION AND INCENTIVE PLAN

The Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan (as amended, the “Plan”) is hereby amended by the Board of Directors (the “Board”) of Esperion Therapeutics, Inc., a Delaware corporation (the “Company”), subject to approval of the Company’s stockholders, to, among other things, increase the aggregate number of shares authorized for issuance under the Plan by 7,000,000 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”):

1.    The first sentence of Section 3 of the Plan is hereby amended and restated in its entirety as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 30,150,000 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3.”

2.    This Fourth Amendment to the Plan shall become effective upon the date that it is approved by the Company’s stockholders in accordance with applicable laws and regulations at an annual or special meeting held within twelve months of the date it is adopted by the Board.

3.    Except as expressly amended hereby, all other provisions of the Plan shall remain unchanged.

Adopted by the Board on April 1, 2026.

ESPERION

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 27, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ESPR2026**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 27, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted by mail must be received prior to May 28, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V91131-P42641 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ESPERION THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR proposal 1:

1. Election of Class I Directors

Nominees:	For	Withhold
1a. J. Martin Carroll	☐	☐
1b. Sheldon L. Koenig	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: The proxies are authorized to vote on such other business as may properly come before the 2026 annual meeting of stockholders or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporation or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V91132-P42641

ESPERION THERAPEUTICS, INC.
2026 Annual Meeting of Stockholders
May 28, 2026 8:00 A.M. Eastern Time
This proxy is solicited on behalf of the Board of Directors of Esperion Therapeutics, Inc.

The undersigned hereby appoints Sheldon L. Koenig and Benjamin O. Looker as proxies and attorneys-in-fact of the undersigned, each with the power to act without the other and with the power of substitution, and hereby authorizes them to represent and vote all the shares of common stock of Esperion Therapeutics, Inc. (the "Company") standing in the name of the undersigned on March 31, 2026, with all powers which the undersigned would possess if present at the 2026 Annual Meeting of Stockholders of the Company to be held on May 28, 2026, virtually at www.virtualshareholdermeeting.com/ESPR2026, or at any adjournment or postponement thereof. Receipt of the Notice of the 2026 Annual Meeting of Stockholders and Proxy Statement and the 2025 Annual Report is hereby acknowledged.

In order for your vote to be submitted by this proxy, you must (i) properly complete the telephone or Internet voting instructions no later than 11:59 P.M. Eastern Time on May 27, 2026 or (ii) properly complete and return this proxy card so your vote is received prior to the vote at the 2026 Annual Meeting of Stockholders of the Company. Submitting your proxy by mail, via the Internet or by telephone prior to the 2026 Annual Meeting of Stockholders of the Company will not affect your right to vote virtually should you decide to attend the 2026 Annual Meeting of Stockholders of the Company.

This proxy, when properly executed, will be voted in accordance with the specifications made by you. If you do not give any direction, the proxy will be voted (i) "FOR" the election of each of the nominees for director; (ii) "FOR" the approval of the non-binding advisory resolution on the compensation of the Company's named executive officers; (iii) "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026; (iv) "FOR" the approval of an amendment to the Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan; and (v) in the discretion of the proxies upon such other matters as may properly come before the 2026 Annual Meeting of Stockholders of the Company.

Continued and to be signed on reverse side